                         PAUL MUELLER COMPANY

                 NONCONTRACT EMPLOYEES RETIREMENT PLAN

                    Restated as of January 1, 2000

                         PAUL MUELLER COMPANY

                 NONCONTRACT EMPLOYEES RETIREMENT PLAN

     On July 3, 1957, Paul Mueller Company, a corporation organized and existing under the laws of the State of Missouri, adopted the "Paul Mueller Company Employee Pension Trust." On July 3, 1972, this document was amended and restated to create separate documents entitled "Paul Mueller Company Employee Retirement Plan" and "1972 Amendment to Paul Mueller Company Employee Pension Trust." The
Plan has since been amended and restated, becoming the "Paul Mueller Company Salaried and Clerical Employees Retirement Plan" as of
July 1, 1976, and the "Paul Mueller Company Noncontract Employees Retirement Plan" as of January 1, 1996. The Trust has also been amended and restated from time to time.

     Effective as of January 1, 2000 (and such other dates as are specified herein), Paul Mueller Company hereby amends, restates, and combines both documents to read as set forth herein. The provisions of this restated document shall apply only to Employees having at least one Hour of Service on or after the applicable effective date. It is intended that the Plan continue to qualify under Section 401(a) of the Internal Revenue Code of 1986, and that the Trust remain exempt from tax under Section 501(a) of such Code. The Plan and Trust set forth in this document, and all subsequent amendments hereto, shall be known as the "Paul Mueller Company Noncontract Employees Retirement Plan."

                          TABLE OF CONTENTS

ARTICLE IV    DEFINITIONS........................................  1
     1.01     Accrued Benefit....................................  1
     1.02     Actuarially Equivalent.............................  2
     1.03     Affiliated Employer................................  2
     1.04     Authorized Absence.................................  2
     1.05     Average Monthly Compensation.......................  3
     1.06     Beneficiary........................................  3
     1.07     Benefit Commencement Date..........................  3
     1.08     Board..............................................  3
     1.09     Code...............................................  3
     1.10     Committee..........................................  3
     1.11     Company............................................  3
     1.12     Compensation.......................................  3
     1.13     Contingent Annuitant...............................  4
     1.14     Continuous Service.................................  4
     1.15     Contract Employee Plan.............................  5
     1.16     Contract Employee Plan Coverage....................  5
     1.17     Disability.........................................  5
     1.18     Early Retirement Date..............................  5
     1.19     Effective Date.....................................  5
     1.20     Eligible Employee..................................  5
     1.21     Eligible Spouse....................................  5
     1.22     Employee...........................................  5
     1.23     Employer...........................................  6
     1.24     Employment Commencement Date.......................  6
     1.25     ERISA..............................................  6
     1.26     Hours of Service...................................  6
     1.27     Late Retirement Date...............................  7
     1.28     Normal Form........................................  7
     1.29     Normal Retirement Age..............................  7
     1.30     Normal Retirement Date.............................  7
     1.31     Participant........................................  7
     1.32     Period of Service..................................  7
     1.33     Period of Severance................................  7
     1.34     Plan...............................................  8
     1.35     Plan Year..........................................  8
     1.36     Present Value......................................  8
     1.37     Prior Plan.........................................  8
     1.38     Prior Plan Participant.............................  8
     1.39     Retire or Retirement...............................  8
     1.40     Retirement Date....................................  8
     1.41     Severance from Service Date........................  8

                                - ii -


     1.42     Trust..............................................  8
     1.43     Trustee............................................  8
     1.44     Trust Fund.........................................  8
     1.45     Years of Credited Service..........................  8
     1.46     Years of Eligibility Service.......................  9
     1.47     Years of Service...................................  9
     1.48     Years of Vesting Service...........................  9

ARTICLE II    SERVICE............................................ 10
     2.01     Years of Service................................... 10
     2.02     Years of Eligibility Service....................... 10
     2.03     Years of Vesting Service........................... 10
     2.04     Years of Credited Service.......................... 11

ARTICLE III   ELIGIBILITY FOR PARTICIPATION...................... 12
     3.01     Initial Eligibility................................ 12
     3.02     Reemployed Former Participants..................... 12
     3.03     Other Reemployed Employees......................... 12

ARTICLE IV    BENEFITS FOR PARTICIPANTS.......................... 14
     4.01     Normal Retirement Benefit.......................... 14
     4.02     Early Retirement Benefit........................... 14
     4.03     Late Retirement Benefit............................ 14
     4.04     Termination Benefit................................ 15
     4.05     Disability Benefit................................. 15

ARTICLE V     DEATH BENEFITS..................................... 17
     5.01     Death Before Benefit Payment Commencement Date..... 17
     5.02     Death After Benefit Payment Commencement Date...... 18
     5.03     Special Rules Applicable to Death Benefits......... 18

ARTICLE VI    PAYMENT OF BENEFITS................................ 19
     6.01     Automatic Form of Payment.......................... 19
     6.02     Optional Forms of Payment.......................... 19
     6.03     Lump-Sum Payments.................................. 19
     6.04     Election Procedures................................ 20

ARTICLE VII   CALCULATION OF ACCRUED BENEFIT..................... 22
     7.01     In General......................................... 22
     7.02     TRA '86 Participants............................... 22
     7.03     OBRA '93 Participants.............................. 23
     7.04     Adjusting Frozen Benefits.......................... 24
     7.05     Payment Offsets.................................... 24

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ARTICLE VIII  OTHER PROVISIONS AFFECTING BENEFITS................ 25
     8.01     No Assignment...................................... 25
     8.02     Merger of Plans.................................... 25
     8.03     Nonduplication of Benefits......................... 25
     8.04     Qualified Domestic Relations Orders................ 25
     8.05     Funding Policy and Contributions................... 26
     8.06     Nondeductible Contributions........................ 26
     8.07     Mistaken Contributions............................. 27
     8.08     Section 415 Limitations............................ 27
     8.09     Special Distribution Requirements Under Code
                Section 401(a)(9)................................ 27
     8.10     Special Distribution Requirements Under Code
                Section 401(a)(14)............................... 29
     8.11     Restrictions on Benefits for Certain Employees..... 30
     8.12     Restrictions on Benefits During
                Liquidity Shortfall.............................. 31
     8.13     Incapacity......................................... 32
     8.14     Identity of Payee and Amount of Benefits........... 32
     8.15     Direct Rollovers................................... 32
     8.16     Effect of Qualified Military Service............... 33

ARTICLE IX    TRANSFER FROM ONE COMPANY PLAN TO ANOTHER.......... 34
     9.01     From this Plan to Contract Employee Plan........... 34
     9.02     From Contract Employee Plan to this Plan........... 35
     9.03     Examples Showing Benefit Calculations for
                Employees Transferring Between Plans............. 35

ARTICLE X     SPECIAL PROVISIONS APPLICABLE TO PRIOR PLAN
                PARTICIPANTS..................................... 37
    10.01     Special Provisions................................. 37
    10.02     Offset For Insurance or Annuity Payments........... 39

ARTICLE XI    REEMPLOYMENT AFTER RETIREMENT...................... 40
    11.01     While Receiving Annuity Payments................... 40
    11.02     After Receiving Lump-Sum Payment................... 41
    11.03     Continued Employment Beyond
                Normal Retirement Date........................... 43

ARTICLE XII   TOP-HEAVY RULES.................................... 44
    12.01     Exclusion of Employees Covered by Collective
                Bargaining Agreements............................ 44
    12.02     Determination of Top-Heavy Status.................. 44
    12.03     Minimum Vesting Requirement for Top-Heavy Years.... 45
    12.04     Minimum Normal Retirement Benefit for
                Top-Heavy Years.................................. 45
    12.05     Top-Heavy Definitions.............................. 46
    12.06     Construction....................................... 50

ARTICLE XIII  PLAN ADMINISTRATION................................ 51
    13.01     Retirement Committee............................... 51
    13.02     Actions of the Committee........................... 51
    13.03     Plan Interpretation................................ 51
    13.04     Compensation and Expenses.......................... 52
    13.05     Reliance on Experts................................ 52
    13.06     Co-Fiduciary Responsibility........................ 52
    13.07     Indemnification.................................... 52
    13.08     Plan Fiduciary..................................... 53

ARTICLE XIV   TRUST PROVISIONS................................... 54
    14.01     Appointment of Trustee............................. 54
    14.02     Title to Assets.................................... 54
    14.03     Scope of Trustee's Responsibility.................. 54
    14.04     Trustee's Powers................................... 55
    14.05     Action by Trustee.................................. 57
    14.06     Distributions to Participants...................... 57
    14.07     Recordkeeping...................................... 57
    14.08     Final Accounting................................... 58
    14.09     Trustee's Compensation............................. 58
    14.10     Plan and Trust Expenses............................ 58
    14.11     Trustee's Liability................................ 59
    14.12     Investment Manager................................. 59
    14.13     Custodian.......................................... 60
    14.14     Proxy and Other Voting............................. 60
    14.15     Amendment of Trust Provisions...................... 60
    14.16     Plenary Power of the Committee..................... 60
    14.17     Exclusive Benefit.................................. 61

ARTICLE XV    CLAIMS AND APPEALS PROCEDURES...................... 62
    15.01     Filing a Claim..................................... 62
    15.02     Deciding a Claim................................... 62
    15.03     Appealing a Claim.................................. 62
    15.04     Deciding an Appeal................................. 63

ARTICLE XVI   AMENDMENT AND TERMINATION.......................... 64
    16.01     Power to Amend..................................... 64
    16.02     Method of Amendment................................ 64
    16.03     Power to Terminate................................. 64
    16.04     Full Vesting....................................... 64
    16.05     Disposition of Assets upon Complete Termination.... 64
    16.06     Transfer of Liabilities to PBGC.................... 65
    16.07     Spinoff of Employer................................ 65

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ARTICLE XVII  MISCELLANEOUS...................................... 66
    17.01     Governing Law...................................... 66
    17.02     Severability....................................... 66
    17.03     Headings........................................... 66

                              ARTICLE I

                             DEFINITIONS

 1.01 "Accrued Benefit" shall mean a monthly benefit, payable in the Normal Form and starting on a Participant's Normal or Late Retirement Date, equal to the benefit determined in accordance with Article VII and based on the Participant's Years of Credited Service and Average Monthly Compensation as of the date such benefit is being determined. A Participant's Accrued Benefit shall not be less than his or her Accrued Benefit in any prior year.

 1.02 "Actuarially Equivalent" shall mean, in the case of a form of benefit differing in time, period, or manner of payment from the Normal Form, having the same present value on the Benefit Commencement Date. For this purpose, the following assump-tions shall be used:

       (a) MORTALITY TABLE -- The mortality table used by the Pen-sion Benefit Guaranty Corporation for healthy lives as of the Assumption Determination Date. The resultant Actuarially Equivalent factors shall be sex-blended 95% male and 5% female.

       (b) INTEREST DISCOUNT FACTOR -- Either (i) or (ii), below, whichever yields the larger benefit:

             (i) The interest discount factor used by the Pension Benefit Guaranty Corporation to value immediate annuities as of the Assumption Determination Date, applied to the Participant's Accrued Benefit as of October 1, 1995, with the balance of the Partici-pant's Accrued Benefit not taken into account, or

            (ii) Seven percent, applied to the Participant's entire Accrued Benefit.

       The "Assumption Determination Date" applicable to the determi-nation of Actuarially Equivalent values shall be the first day of the calendar quarter preceding the calendar quarter in which occurs a Participant's Benefit Commencement Date.

       Notwithstanding the above, the determination of an Actuarially Equivalent amount (other than a nondecreasing life annuity payable for a period not less than the life of a Participant or, in the case of an annuity payable to a surviving spouse, the life of that surviving spouse) shall be made in accordance with Section 417(e)(3)(A) of the Code. In making such determi-nation under Code Section 417(e)(3)(A), the Administrator shall use the following assumptions:

       (y) MORTALITY TABLE -- The mortality table published by the Internal Revenue Service pursuant to Section 417(e)(3) of the Code, determined as of the Benefit Commencement Date.

       (z) INTEREST DISCOUNT FACTOR -- The annual interest rate on 30-year Treasury Securities, as published by the Internal Revenue Service, for the month of December that next precedes the Plan Year in which occurs the Benefit Com-mencement Date.

       The interest and mortality factors described in Paragraphs (y) and (z), above, shall also be used in determining whether any benefit payable in a form other than a straight life annuity complies with Section 415(b) of the Code.

 1.03 "Affiliated Employer" shall mean, with respect to an Employer, each trade or business required to be aggregated with the Employer under any of Code Sections 414(b), (c), (m) or (o).

 1.04 "Authorized Absence" shall mean any absence authorized by an Employer or Affiliated Employer under its standard personnel practices, provided that (i) all employees in similar circum-stances are treated alike in the granting of such absences, and (ii) an employee returns to work within the period speci-fied for his or her Authorized Absence.

 1.05 "Average Monthly Compensation" shall mean 1/60th of a Partici-pant's Compensation during the 60 consecutive calendar months of highest Compensation during his or her most recent 120 months of Compensation (considering only Compensation received while an Eligible Employee). The exceptions to this rule are as follows:

       (a) In the case of a Participant who has at least 60, but not 120, months of Compensation as an Eligible Employee, his or her entire period of Compensation as an Eligible Employee shall be used to determine the 60 consecutive months of highest Compensation.

       (b) In the case of a Participant who has fewer than 60 months of Compensation as an Eligible Employee, his or her Average Monthly Compensation shall be computed as the average monthly Compensation received during his or her entire period of Compensation as an Eligible Employee.

       (c)  In the case of a Disability Benefit, a Participant's
            Average Monthly Compensation shall be determined in accordance with this Section, but as modified by Sec-tion 4.05.

 1.06 "Beneficiary" shall mean any person (including any corpora-tion, foundation, trust, estate or fiduciary) designated by a Participant to receive any amounts payable under the Plan on account of the Participant's death before receiving the number of guaranteed payments elected under Article VI.

 1.07 "Benefit Commencement Date" shall mean the first day of the first period for which a benefit is payable under the Plan.

 1.08  "Board" shall mean the Board of Directors of the Company.

 1.09 "Code" shall mean the Internal Revenue Service Code of 1986, as amended.

 1.10 "Committee" shall mean the Retirement Committee appointed by the Board to administer the Plan, in accordance with Section 13.01.

 1.11 "Company" shall mean Paul Mueller Company, a Missouri corpora-tion, and any successors thereto.

 1.12 "Compensation" shall mean a Participant's regular, monthly rate of pay from his or her Employer as of the first day of each month, including any amounts excludable from the Partici-pant's taxable income under Code Sections 125 or 401(k), but excluding any overtime pay, bonuses, commissions, severance pay, and all other forms of special remuneration. In the case of a Participant whose regular rate of pay is expressed on a weekly basis, the Committee shall determine a monthly rate of pay by multiplying such weekly rate by 52/12. In the case of a Participant whose regular rate of pay is expressed on an hourly basis, the Committee shall determine a monthly rate of pay by multiplying such hourly rate by 40, and then multi-plying the result by 52/12. Each Participant's Compensation shall be subject, however, to the following limitations:

       (a) JANUARY 1, 1989, TO DECEMBER 31, 1993. For Plan Years beginning after December 31, 1988, but before December 31, 1993, a Participant's annual Compensation shall be limited to the "TRA '86 Annual Compensation Limit" for each calendar year. The "TRA '86 Annual Compensation Limit" for each such year is as follows:

                        Calendar         TRA '86 Annual
                          Year         Compensation Limit
                        --------       ------------------
                          1989              $200,000
                          1990              $209,200
                          1991              $222,220
                          1992              $228,860
                          1993              $235,840

            If Compensation earned during any prior Plan Year is taken into account in determining a Participant's bene-fits accruing in a Plan Year beginning after December 31, 1988, but before December 31, 1993, the Participant's Compensation for that prior Plan Year shall be subject to the TRA '86 Annual Compensation Limit in effect for the later Plan Year (i.e., the Plan Year in which the bene-fits are accrued).

       (b) AFTER DECEMBER 31, 1993. For Plan Years beginning after December 31, 1993, a Participant's annual Compensation shall be limited to the "OBRA '93 Annual Compensation Limit" for each calendar year. The "OBRA '93 Annual Compensation Limit" is $150,000, as adjusted by the Commissioner of the Internal Revenue Service for in-creases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year shall apply to any Plan Year beginning in such calendar year. If Compensation earned during any prior Plan Year is taken into account in determining a Participant's benefits accruing in a Plan Year beginning after December 31, 1993, the Partici-pant's Compensation for that prior Plan Year shall be subject to the OBRA '93 Annual Compensation Limit in effect for that prior Plan Year. For this purpose, the OBRA '93 Annual Compensation Limit for any Plan Year be-ginning before December 31, 1993, is $150,000, unadjusted for any subsequent increases in the cost of living.

 1.13 "Contingent Annuitant" shall mean an individual designated by a Participant to receive any payments under a joint and survi-vor annuity following the Participant's death.

 1.14 "Continuous Service" shall mean an employee's Period of Ser-vice prior to July 1, 1976, but disregarding any period after a termination of employment for any reason other than Retire-ment, Disability, or Authorized Absence.

 1.15 "Contract Employee Plan" shall mean the Paul Mueller Company Contract Employees Retirement Plan, as amended from time to time, and any predecessor or successor thereto.

 1.16 "Contract Employee Plan Coverage" shall mean coverage under the Contract Employee Plan.

 1.17 "Disability" shall mean a physical or mental condition of a Participant resulting from bodily injury, disease, or a mental disorder which entitles the Participant to long-term disabil-ity payments under any long-term disability plan of his or her Employer (or which would entitle the Participant to such benefit if he or she were eligible for the long-term disabil-ity plan).

 1.18 "Early Retirement Date" shall mean the first day of the month coincident with or immediately following a Participant's attainment of age 55 and completion of 10 Years of Vesting
       Service.

 1.19 "Effective Date" shall mean July 3, 1957. The effective date of this restatement is January 1, 2000.

 1.20 "Eligible Employee" shall mean any Employee, other than an Employee who is either:

       (a)  compensated on a retained or fee basis; or

       (b) represented for collective bargaining purposes, unless the bargaining agreement calls for such Employee's parti-cipation in this Plan.

 1.21 "Eligible Spouse" shall mean a Participant's surviving legal spouse who (a) is married to the Participant on the earlier of the Participant's Benefit Commencement Date or the date of the Participant's death, and (b) was married to the Partici-pant for at least one year prior to the date of the Partici-pant's death.

 1.22 "Employee" shall mean any person who is determined in good faith by an Employer to be a common-law employee of that Em-ployer, including officers but not including directors unless they are also officers or other employees of the Employer.
       In no event shall the term Employee include a person who is a leased employee, within the meaning of Section 414(n)(2) of the Code, or an individual who is determined in good faith by the Company to be an independent contractor. If, for any period of time, an individual has been determined in good faith by an Employer not to be a common-law employee, and a court or government agency subsequently makes a determination that the individual was in fact a common-law employee during that period of time, then (i) such determination shall not en-title the individual to any retroactive rights under the Plan, and (ii) the individual's prospective rights under the Plan shall be determined solely in accordance with the terms of the Plan.

 1.23 "Employer" shall mean the Company, Mueller Field Operations, Inc., Mueller Transportation, Inc., and any other Affiliated Employer which (i) is authorized by the Board to participate in this Plan, and (ii) elects to participate by action of its board of directors.

 1.24 "Employment Commencement Date" shall mean the date on which an Employee first performs an Hour of Service for an Employer or Affiliated Employer or, if later, the date on which the Employee first performs an Hour of Service for an Employer or Affiliated Employee following a Period of Severance.

 1.25 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

 1.26 "Hours of Service" shall include each hour for which an Em-ployee is:

       (a) directly or indirectly paid, or entitled to payment, by an Employer or Affiliated Employer for the performance of duties during the applicable computation period;

       (b) directly or indirectly paid, or entitled to payment, by an Employer or Affiliated Employer because of a period of time during which no duties are performed (regardless of whether the employment relationship has terminated), for example, due to vacation, holiday, illness, incapa-city, lay-off, jury duty, military duty, or approved leave of absence, during the applicable computation period; or

       (c) awarded (or has reached an agreement for) back pay by an Employer or Affiliated Employer (to be credited to the computation period or periods to which such award or agreement pertains), regardless of mitigation of damages;

       provided, however, that the same Hours of Service shall not be credited twice under (a), (b) or (c), above. Hours of Service shall be credited on the basis of any method permitted under
       Section 2530.200b-2(b) and (c) of Department of Labor Regula-tions and applied in a uniform and non-discriminatory manner. To the extent required under Section 414(n) of the Code, an individual shall also be credited with Hours of Service for hours during which he or she performs services as a "leased employee" of an Employer or Affiliated Employer.

 1.27 "Late Retirement Date" shall mean the first day of the month coincident with or immediately following the date (after the Participant's Normal Retirement Date) on which a Participant retires from all Employers and Affiliated Employers.

 1.28 "Normal Form" shall mean a form of benefit distribution in which monthly payments are made to a Participant for his or her lifetime, commencing on his or her Normal or Late Retire-ment Date and ending with the month of his or her death.

 1.29 "Normal Retirement Age" shall mean the date of a Participant's 65th birthday or, if later, the fifth anniversary of the Par-ticipant's commencement of participation in the Plan.

 1.30 "Normal Retirement Date" shall mean the first day of the month coincident with or immediately following a Participant's attainment of Normal Retirement Age.

 1.31 "Participant" shall mean any Eligible Employee who is or be-comes eligible to participate in the Plan in accordance with
       Article II, and who has not yet received a distribution of his or her entire vested Accrued Benefit.

 1.32 "Period of Service" shall mean the period from an employee's Employment Commencement Date to his or her Severance from Service Date, measured in complete and partial years. Partial years shall be computed by counting the number of days, giving 31 days for each complete calendar month, and dividing the total number of days (up to 365) by 365. If an employee has separate Periods of Service, they shall be aggregated in determining his or her total Period of Service.

 1.33 "Period of Severance" shall mean the period of time from an employee's Severance from Service Date to the employee's new Employment Commencement Date; provided, however, that in determining whether prior Years of Service shall be disre-garded for purposes of eligibility or vesting, any employee who is absent from work by reason of pregnancy, childbirth, adoption, or child care immediately following a birth or adop-tion shall be deemed not to have begun any Period of Sever-ance until the date that is twelve months following the date on which such absence actually began.

 1.34 "Plan" shall mean the Paul Mueller Company Noncontract Em-ployees Retirement Plan, as set forth in this document and as amended from time to time.

 1.35 "Plan Year" shall mean the 12-month period beginning on Janu-ary 1 and ending on December 31; provided, however, that prior to December 31, 1979, the Plan Year began on July 1 and ended on the following June 30.

 1.36 "Present Value" shall mean the Actuarially Equivalent lump-sum value of a Participant's Accrued Benefit as of any date of determination. Such Present Value shall be determined in accordance with the assumptions set forth in Paragraphs 1.02(y) and (z).

 1.37 "Prior Plan" shall mean the version of the Plan in effect prior to July 3, 1972.

 1.38 "Prior Plan Participant" shall mean a Participant who partici-pated in the Prior Plan.

 1.39 "Retire" or "Retirement" shall refer to a Participant's ter-mination of employment with all Employers and Affiliated
       Employers on or after his or her Early Retirement Date.

 1.40 "Retirement Date" shall mean the date a Participant Retires, for any reason other than Disability.

 1.41  "Severance from Service Date" shall mean the earlier of:

       (a) The date an employee quits, Retires, is discharged, or dies; or

       (b) The first anniversary of the beginning of an absence from service with an Employer or Affiliated Employer (with or without pay) for any reason other than quit, Retirement, discharge, or death.

 1.42 "Trust" shall mean the trust incident to this Plan, as set forth in Article XIV hereof.

 1.43 "Trustee" shall mean the trustee (or committee of trustees), from time to time, of the Trust.

 1.44 "Trust Fund" shall mean the property held, from time to time, by the Trustee under the terms and provisions of the Trust.

 1.45 "Years of Credited Service" shall have the meaning set forth in Section 2.04.

 1.46 "Years of Eligibility Service" shall have the meaning set forth in Section 2.02.

 1.47  "Years of Service" shall have the meaning set forth in Section
       2.01.

 1.48  "Years of Vesting Service" shall have the meaning set forth in
       Section 2.03.

                              ARTICLE II

                               SERVICE

 2.01 YEARS OF SERVICE. A Participant's "Years of Service" shall include the following:

       (a) INDIVIDUALS EMPLOYED ON OR AFTER JANUARY 1, 1998. In the case of an individual who is an employee of an Employer at any time on or after January 1, 1998, the employee's Period of Service. If such an employee, before becoming even partially vested in his or her Accrued Benefit, incurs a Period of Severance of five or more years, the employee's prior Period of Service shall be disregarded.

       (b) OTHER INDIVIDUALS. In the case of any individual who is not an employee of an Employer at any time on or after January 1, 1998, the sum of the following amounts:

             (i)  The employee's Continuous Service prior to July 1,
                  1976;

            (ii) The employee's Period of Service from July 1, 1976, through December 31, 1984; provided, however, that if such an employee, before becoming at least 25% vested in his or her Accrued Benefit, incurs a Period of Severance that is equal to or greater than the number of his or her prior Years of Ser-vice, those prior Years of Service shall be disre-garded; and

           (iii) The employee's Period of Service from January 1, 1985, through the date of determination; provided, however, that if such an employee, before becoming even partially vested in his or her Accrued Bene-fit, incurs a Period of Severance of five or more years, his or her prior Years of Service shall be disregarded.

 2.02 YEARS OF ELIGIBILITY SERVICE. A Participant's "Years of Eli-gibility Service" shall be equal to his or her Years of Service.

 2.03 YEARS OF VESTING SERVICE. A Participant's "Years of Vesting Service" shall be equal to his or her Years of Service; pro-vided, however, that:

       (a) For any employee with no Hour of Service after December 31, 1984, any Years of Service prior to his or her 22nd birthday shall be disregarded;

       (b) For any employee with one or more Hours of Service after December 31, 1984, any Years of Service prior to his or her 18th birthday shall be disregarded; and

       (c) Any employee's service with Babson Bros. Co. (currently, Westfalia.Surge LLC) prior to February 25, 1987, shall be considered.

 2.04 YEARS OF CREDITED SERVICE. A Participant's "Years of Credited Service" shall be equal to his or her Years of Service; pro-vided, however, that:

       (a) Only employment with an Employer following that Em-ployer's adoption of the Plan shall be considered; and

       (b)  No more than 35 Years of Service shall be considered.

                              ARTICLE III

                     ELIGIBILITY FOR PARTICIPATION

 3.01 INITIAL ELIGIBILITY. Every Eligible Employee on January 1, 2000, who was a Participant in the Plan on December 31, 1999, shall continue to be a Participant under the restated provi-sions of the Plan. Every Eligible Employee who has met the following requirements on January 1, 2000, shall become a Participant on that date. Each other Eligible Employee shall become a Participant after January 1, 2000, on the first day of the month coinciding with or next following the date when he or she:

       (a) Is not eligible, or is no longer eligible, for Contract Employee Plan Coverage;

       (b)  Has completed one Year of Eligibility Service; and

       (c)  Has attained his or her 21st birthday;

       provided, however, that no Employee shall accrue a benefit under this Plan unless he or she has completed at least one Hour of Service while a Participant in the Plan.

 3.02 REEMPLOYED FORMER PARTICIPANTS. A reemployed Employee who was formerly a Participant in the Plan, but who then incurred a Period of Severance of at least one year, shall again become a Participant after completing an additional one-year Period of Service (assuming he or she is then an Eligible Employee who is not eligible for Contract Employee Plan Coverage).
       Upon completing such additional one-year Period of Service, the Eligible Employee's participation in the Plan shall be retroactively effective as of his or her most recent Employ-ment Commencement Date. If a former Participant has not incurred a Period of Severance of at least one year, he or she shall again become a Participant in the Plan immediately upon his or her reemployment by an Employer (assuming he or she is then an Eligible Employee who is not eligible for Con-tract Employee Plan Coverage).

 3.03 OTHER REEMPLOYED EMPLOYEES. A reemployed Employee who was not formerly a Participant in the Plan, but who would have been a Participant had he or she not been eligible for Contract Em-ployee Plan Coverage, and who then incurred a Period of Sever-ance of at least one year, shall become a Participant after completing an additional one-year Period of Service (assuming he or she is then an Eligible Employee who is not eligible for Contract Employee Plan Coverage). Upon completing such addi-tional one-year Period of Service, the Eligible Employee's participation in the Plan shall be retroactively effective as of his or her most recent Employment Commencement Date. If such a reemployed Employee has not incurred a Period of Sever-ance of at least one year, he or she shall become a Partici-pant in the Plan immediately upon his or her reemployment by an Employer (assuming he or she is then an Eligible Employee who is not eligible for Contract Employee Plan Coverage).

                              ARTICLE IV

                       BENEFITS FOR PARTICIPANTS

 4.01 NORMAL RETIREMENT BENEFIT. A Participant who Retires on his or her Normal Retirement Date shall be entitled to a "Normal Retirement Benefit," in accordance with the following provi-sions:

       (a) BENEFIT AMOUNT. A Participant's Normal Retirement Bene-fit shall be equal to his or her Accrued Benefit.

       (b) BENEFIT COMMENCEMENT DATE. A Participant may elect that his or her Normal Retirement Benefit commence as of his or her Normal Retirement Date or the first day of any month thereafter, but not later than the Participant's "Required Beginning Date," as defined in Section 8.09.

       (c) FORM OF PAYMENT. A Participant's Normal Retirement Bene-fit shall be paid in accordance with the provisions of
            Article VI.

 4.02 EARLY RETIREMENT BENEFIT. A Participant who Retires on his or her Early Retirement Date shall be entitled to an "Early Re-tirement Benefit," in accordance with the following provisions:

       (a) BENEFIT AMOUNT. A Participant's Early Retirement Benefit shall be equal to his or her Accrued Benefit, reduced by 0.5% for each month by which the Participant's Benefit Commencement Date precedes his or her Normal Retirement Date.

       (b) BENEFIT COMMENCEMENT DATE. A Participant may elect that his or her Early Retirement Benefit commence as of his or her Early Retirement Date or the first day of any month thereafter, but no later than the Participant's "Required Beginning Date," as defined in Section 8.09.

       (c) FORM OF PAYMENT. A Participant's Early Retirement Bene-fit shall be paid in accordance with the provisions of
            Article VI.

 4.03 LATE RETIREMENT BENEFIT. A Participant who retires after his or her Normal Retirement Date shall be entitled to a "Late
       Retirement Benefit," in accordance with the following provi-sions:

       (a) BENEFIT AMOUNT. A Participant's Late Retirement Benefit shall be equal to his or her Accrued Benefit.

       (b) BENEFIT COMMENCEMENT DATE. A Participant may elect that his or her Late Retirement Benefit commence as of his or her Late Retirement date or the first day of any month thereafter, but not later than the Participant's "Re-quired Beginning Date," as defined in Section 8.09.

       (c) FORM OF PAYMENT. A Participant's Late Retirement Benefit shall be paid in accordance with the provisions of Arti-cle VI.

 4.04 TERMINATION BENEFIT. A Participant who terminates employment with all Employers and Affiliated Employers, other than on account of Retirement, death, or Disability, may be entitled to a "Termination Benefit," in accordance with the following provisions:

       (a) BENEFIT AMOUNT. A Participant's Termination Benefit, if payable on the Participant's Normal Retirement Date, shall be equal to the Participant's Accrued Benefit as of such date, multiplied by the following percentage, based on his or her total Years of Vesting Service:

                            Years of             Vested
                        Vesting Service        Percentage
                        ---------------        ----------
                          Fewer than 5               0%
                          5 or more                100%

       (b) BENEFIT COMMENCEMENT DATE. A Participant may elect that his or her Termination Benefit commence as of his or her Normal Retirement Date or the first day of any month thereafter, but no later than the Participant's "Required Beginning Date," as defined in Section 8.09. Moreover, any Participant with ten or more Years of Vesting Service may elect that his or her Termination Benefit commence as of his or her Early Retirement Date or the first day of any subsequent month prior to his or her Normal Retire-ment Date, provided that any Termination Benefit commenc-ing prior to the Participant's Normal Retirement Date shall be adjusted in accordance with the provisions of Paragraph 4.02(a).

       (c) FORM OF PAYMENT. A Participant's Termination Benefit shall be paid in accordance with the provisions of Arti-cle VI.

 4.05 DISABILITY BENEFIT. A Participant whose employment with all Employers and Affiliated Employers is terminated on account of Disability prior to his or her Normal Retirement Date, either while actively employed or while on an Authorized Ab-sence, and whose Disability continues until his or her Normal Retirement Date, shall be entitled to a "Disability Benefit," in accordance with the following provisions:

       (a) BENEFIT AMOUNT. A Participant's Disability Benefit shall be equal to his or her Accrued Benefit as of his or her Normal Retirement Date, based on the Participant's total Years of Credited Service (including the period of Dis-ability) and his or her Average Monthly Compensation (determined as though the Participant's Compensation throughout the period of Disability had remained at its highest monthly rate during the 24 months immediately preceding the Participant's termination of employment due to Disability). The amount of any Disability Benefit shall be reduced, however, by any concurrent payments made to the Participant under the Paul Mueller Company Long-Term Disability Program.

       (b) BENEFIT COMMENCEMENT DATE. A Participant's Disability Benefit shall commence as of his or her Normal Retirement Date.

       (c) FORM OF PAYMENT. A Participant's Disability Benefit shall be paid in accordance with the provisions of Arti-cle VI.

       (d) RECOVERY FROM DISABILITY. The Committee shall have the right to verify the continuance of a Participant's Dis-ability from time to time prior to the Participant's attainment of his or her Normal Retirement Age, at rea-sonable intervals, by requiring that the Participant undergo a medical examination by a physician or physi-cians designated by the Committee. A Participant who recovers from a Disability prior to his or her Normal Retirement Date shall be subject to the following rules:

             (i) If the Participant immediately returns to work as an Employee, his or her period of Disability shall be counted as a Period of Service and his or her Compensation shall be deemed to have continued at the rate described in Paragraph 4.05(a).

            (ii) If the Participant does not immediately return to work as an Employee, he or she shall receive no credit for either Years of Service or Compensation for the period of Disability, but shall instead be treated as any other terminated Employee.

                               ARTICLE V

                            DEATH BENEFITS

 5.01 DEATH BEFORE BENEFIT PAYMENT COMMENCEMENT DATE. Upon the death of a vested Participant prior to his or her Benefit Commencement Date, a "Death Benefit" shall be payable to the Participant's Eligible Spouse (if any), in accordance with the following provisions:

       (a) BENEFIT AMOUNT. The monthly amount of a Death Benefit (payable in the form described in Paragraph 5.01(c)), shall be equal to the amount that would be payable as a survivor annuity under the 50% Joint and Survivor Annuity option described in Paragraph 6.01(d) if:

             (i) In the case of a Participant who dies on or after the earliest date on which the Participant could have elected to begin receiving a Retirement Bene-fit (the "earliest retirement date") such Partici-pant had Retired and begun receiving a 50% Joint and Survivor Annuity as of the date of the Parti-cipant's death; or

            (ii) In the case of a Participant who dies before his or her earliest retirement date, such Participant had:

                  (A) Terminated employment on the date of his or her death,

                  (B) Survived to his or her earliest retirement date,

                  (C)  Begun receiving a 50% Joint and Survivor
                       Annuity as of that earliest retirement date, and

                  (D) Died on the day after his or her earliest retirement date.

       (b) BENEFIT COMMENCEMENT DATE. An Eligible Spouse may elect that his or her Death Benefit commence as of the later of the Participant's earliest retirement date or the first day of the month following the month of the Participant's death. The Eligible Spouse may also elect to defer the commencement of any Death Benefit to the first day of any month thereafter, but not later than the Participant's Normal Retirement Date.

       (c) FORM OF PAYMENT. A Death Benefit shall be paid in the form of a monthly annuity, commencing as of the date elected by the Eligible Spouse (within the constraints described in Paragraph 5.01(b)) and ending with the month in which such Spouse dies.

 5.02 DEATH AFTER BENEFIT PAYMENT COMMENCEMENT DATE. If a Partici-pant dies after his or her Benefit Commencement Date, no Death Benefit shall be payable, except as provided under the terms of the distribution option in effect at the time of the Parti-cipant's death.

 5.03 SPECIAL RULES APPLICABLE TO DEATH BENEFITS. Notwithstanding the preceding provisions of this Article V, the Plan's payment of any Death Benefit shall be subject to the following limita-tions:

       (a) SMALL DEATH BENEFITS. If the Present Value of a Death Benefit, as of the date of a Participant's death, does not exceed $5,000 (and did not exceed $5,000 at the time of any prior distribution date), the Present Value of that Death Benefit shall be paid to the Participant's Eligible Spouse in a single lump-sum payment, as soon as administratively practicable following the Committee's notification of the Participant's death. In such event, the Eligible Spouse may neither elect to defer the pay-ment of the Death Benefit, nor to receive the Death Benefit in any other form of distribution.

       (b) NONVESTED PARTICIPANTS. No Death Benefit shall be pay-able with respect to any Participant who dies prior to obtaining a vested interest in his or her Accrued Benefit.

       (c) NO ELIGIBLE SPOUSE. No Death Benefit shall be payable with respect to any Participant who dies prior to his or her Benefit Commencement Date and while he or she has no Eligible Spouse.

                              ARTICLE VI

                          PAYMENT OF BENEFITS

 6.01 AUTOMATIC FORM OF PAYMENT. In the case of a married Partici-pant, the automatic form of payment for any benefit described in Article IV shall be a 50% Joint and Survivor Annuity, with the Participant's surviving spouse as the Contingent Annuitant. In the case of an unmarried Participant, the automatic form of payment for any benefit described in Article IV shall be a Single-Life Annuity payable in the Normal Form.

 6.02 OPTIONAL FORMS OF PAYMENT. Subject to the election procedures described in Section 6.04, a Participant may elect to receive any benefit described in Article IV under any of the following optional forms of payment, each of which shall be Actuarially Equivalent to the Normal Form:

       (a)  A Single-Life Annuity;

       (b)  A Single-Life Annuity with a 60-Month Guarantee;

       (c)  A Single-Life Annuity with a 120-Month Guarantee;

       (d)  A 50% Joint and Survivor Annuity;

       (e)  A 100% Joint and Survivor Annuity; or

       (f) In the case of a Participant whose Benefit Commencement Date precedes his or her 62nd birthday, a Social Security Equalization Annuity. Under this option, the Participant would receive larger monthly payments until the date he or she is first eligible to receive Social Security re-tirement benefits, and then smaller monthly payments (or none at all) after such date and for the remainder of his or her lifetime, with the goal of providing substantially level overall retirement benefits both before and after the Participant's 62nd birthday.

 6.03 LUMP-SUM PAYMENTS. Under the following circumstances, a Par-ticipant may elect, or shall be required, to receive a single lump-sum payment of his or her entire vested Accrued Benefit:

       (a) ELECTIVE LUMP-SUM PAYMENTS. If, at the time a Partici-pant terminates employment with all Employers and Affili-ated Employers, the Present Value of the Participant's vested Accrued Benefit exceeds $5,000, but does not exceed $10,000, the Participant may elect to receive that Present Value amount in the form of a single lump-sum payment. If the Participant has an Eligible Spouse, any such election shall be subject to the election pro-cedures described in Section 6.04. This lump-sum pay-ment may be elected either immediately upon termination of employment or at any time thereafter, so long as the Present Value of the Participant's vested Accrued Benefit does not exceed $10,000 on the Participant's Benefit Commencement Date.

       (b) MANADATORY CASH-OUTS. If, at the time a Participant ter-minates employment with all Employers and Affiliated Employers, the Present Value of the Participant's vested Accrued Benefit does not exceed $5,000, such Present Value shall be paid to the Participant in a single lump-sum payment, as soon as administratively practicable following such termination of employment. Any Partici-pant who terminates employment before becoming vested in any portion of his or her Accrued Benefit shall be deemed to have received a lump-sum payment of his or her entire vested Accrued Benefit immediately upon such ter-mination of employment.

 6.04 ELECTION PROCEDURES. A Participant may make any election under this Section 6.04 at any time within 90 days prior to his or her Benefit Commencement Date (the "election period"). The Committee shall provide each Participant, not less than 30 days and not more than 90 days before his or her Benefit Commencement Date, an election form for the purpose of making any elections under this Section 6.04, together with a written explanation of the terms and conditions and general effects of such elections, the rights of the Participant's Eligible Spouse to consent to such elections, and the relative values of the various optional forms of payment under the Plan. Any such election must be received by the Committee prior to the Participant's Benefit Commencement Date. Any such election may be revoked, in writing, by the Participant prior to his or her Benefit Commencement Date, and after such election has been revoked, another election may be made during the election period. The number of such revocations shall not be limited.

       (a) SPOUSAL CONSENT REQUIREMENTS. Notwithstanding the fore-going, if the Participant has an Eligible Spouse, the Participant's election, amendment or revocation of an election of an optional form of payment, or designation of a Beneficiary or Contingent Annuitant other than such spouse, shall be effective only by filing, together with such election, amendment or revocation, the written consent of the Participant's spouse, which consent acknowledges the effect of such election, amendment or revocation and is witnessed by a Plan representative or notary public; provided that such election, amendment or revocation shall be deemed effective without such spousal consent if the Participant evidences to the Committee that he or she has no Eligible Spouse or that such spouse cannot reasonably be located. Any such spousal consent shall bind only the spouse who executes it. Any spousal consent to an election naming a Beneficiary or Contingent Annuitant other than such Eligible Spouse shall not be effective unless the election designates a specific alter-nate Beneficiary or Contingent Annuitant, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent. Addi-tionally, any spousal consent shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent.

       (b) WAIVER OF WAITING PERIOD. Notwithstanding anything here-in to the contrary, a Participant who receives the writ-ten explanation described above may elect a Benefit Commencement Date which is less than 30 days after such written explanation is provided to the Participant, provided that:

             (i) The written explanation clearly indicates that the Participant has a right to at least 30 days to consider whether to waive the automatic form of payment and consent to some other form of payment;

            (ii) If the Participant elects such an earlier Benefit Commencement Date, he or she is permitted to revoke the election until the later of the Benefit Com-mencement Date elected, or the date which is eight days after the date on which the written explana-tion is provided; and

           (iii) Distribution to the Participant does not commence prior to the eighth day after the date on which the written explanation is provided.

            A Participant's election to waive the 30-day waiting period described above shall also apply to the waiting period described in Question and Answer 2 of Treasury
            Regulation Section 1.402(f)-1.

                              ARTICLE VII

                    CALCULATION OF ACCRUED BENEFIT

 7.01 IN GENERAL. For any Participant who is neither a "TRA '86 Participant" nor an "OBRA '93 Participant," the Participant's Accrued Benefit shall be equal to the difference between the amounts calculated under Paragraphs (a) and (b), as follows, but subject to the minimum described in Paragraph (c). Other limitations on, or adjustments to, a Participant's Accrued Benefit are described in the remaining Sections of this Arti-cle VII.

       (a) Years of Credited Service (up to 35) x (.0090 x Average Monthly Compensation up to $650 plus .0150 x Average
            Monthly Compensation over $650), less

       (b) The basic amount of any monthly pension to which the Participant is entitled to date from Contract Employee Plan Coverage, actuarially adjusted for any difference between the Normal Form under this Plan and the normal form of pension provided under the Contract Employee Plan.

       (c) With respect to those employees as of May 20, 1988, whose participation in the Contract Employee Plan ceased, or whose eligibility for such participation ceased, due to the decertification of the International Association of Machinists and Aerospace Workers, Springfield Lodge No. 1316, the sum of the Accrued Benefit under this Plan and the Accrued Pension under the Contract Employee Plan shall not be less than the Accrued Pension determined as if the provisions of the Contract Employee Plan as of December 31, 1988, had remained in effect.

 7.02 TRA '86 PARTICIPANTS. The Accrued Benefit of each "TRA '86 Participant" shall be the greater of:

       (a) The Participant's Accrued Benefit determined under the Plan's current benefit formula at the time the determi-nation is made, as applied to the Participant's total
            Years of Credited Service, or

       (b)  The sum of:

             (i) The Participant's Accrued Benefit as of December 31, 1988, frozen in accordance with Treasury Regu-lation Section 1.401(a)(4)-13; provided, however, that in determining the Participant's Accrued

                  Benefit as of December 31, 1988, the Participant's Compensation shall not be limited to either the TRA '86 Annual Compensation Limit or the OBRA '93 Annual Compensation Limit, and

            (ii) The Participant's Accrued Benefit determined under the Plan's benefit formula in effect at the time the determination is made, as applied to the Par-ticipant's Years of Credited Service during Plan Years beginning after December 31, 1988.

       A "TRA '86 Participant" means any Participant whose current Accrued Benefit as of any date after December 31, 1988, is based on Compensation for a Plan Year beginning before December 31, 1988, that exceeded the TRA '86 Annual Compensa-tion Limit.

 7.03 OBRA '93 PARTICIPANTS. The Accrued Benefit of each "OBRA '93 Participant" shall be the greater of:

       (a) The Accrued Benefit determined under the Plan's benefit formula in effect at the time the determination is made, as applied to the Participant's total Years of Credited service, or

       (b)  The sum of:

             (i) The Participant's Accrued Benefit as of December 31, 1993, frozen in accordance with Treasury Regu-lation Section 1.401(a)(4)-13; provided, however, that in determining the Participant's Accrued Benefit as of December 31, 1993, the Participant's Compensation shall not be limited to the OBRA '93 Annual Compensation Limit; provided, further, how-ever, that, except with respect to any portion of such Participant's Accrued Benefit that was frozen under subparagraph 7.02(b)(i) as of December 31, 1988, the Participant's Compensation shall be limited to the TRA '86 Annual Compensation Limit, and

            (ii) The Participant's Accrued Benefit determined under the Plan's benefit formula in effect at the time the determination is made, as applied to the Par-ticipant's Years of Credited Service during Plan Years beginning after December 31, 1993.

       An "OBRA '93 Participant" means any Participant whose current Accrued Benefit of any date after December 31, 1993, is based on Compensation for a Plan Year beginning before December 31, 1993, that exceeded $150,000.

 7.04 ADJUSTING FROZEN BENEFITS. Any TRA '86 Participant's Accrued Benefit frozen as of December 31, 1988, and any OBRA '93 Par-ticipant's Accrued Benefit frozen as of December 31, 1993, shall be adjusted to reflect increases in the Participant's Compensation after December 31, 1993, if the result would be to increase the Participant's frozen Accrued Benefit. No such adjustment shall be made, however, unless permitted under Treasury Regulation Section 1.401(a)(17)-1. Thus, for example, the definition of Compensation used in making any such adjustment shall be the same as that in effect on the date the Participant's Accrued Benefit was frozen, except that such definition shall not be subject to the TRA '86 Annual Compensation Limit and shall be subject to the OBRA '93 Annual Compensation Limit in effect at the time the adjustment is made.

 7.05 PAYMENT OFFSETS. In the event a Participant's Accrued Benefit begins to be distributed because of the application of Section 8.09, the Actuarially Equivalent value of any such distributed amounts shall, on an annual basis, be offset against any cur-rent or future increase in the Participant's Accrued Benefit due to the Participant earning additional Years of Credited Service or having a higher Average Monthly Compensation.

                             ARTICLE VIII

                  OTHER PROVISIONS AFFECTING BENEFITS

 8.01 NO ASSIGNMENT. No benefit under the Plan shall in any manner or to any extent be assignable or transferable by any Partici-pant, Beneficiary or Contingent Annuitant under the Plan, or be subject to attachment, garnishment or other legal process, except through a qualified domestic relations order described in Section 8.04. No attempted assignment or transfer of any benefit under the Plan shall be recognized.

 8.02 MERGER OF PLANS. In the case of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Participant (if such plan then terminates) shall receive a benefit immediately after the merger, consolidation or transfer that is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

 8.03 NONDUPLICATION OF BENEFITS. A Participant shall not be en-titled to the payment of more than one type of benefit under this Plan. For example, a Participant may not receive both an Early Retirement Benefit and a Termination Benefit. In the event a Participant would otherwise be entitled to payment of more than one type of benefit, the Participant shall elect which of the two he or she is to receive.

 8.04 QUALIFIED DOMESTIC RELATIONS ORDERS. Payments pursuant to a domestic relations order shall be made under the Plan in accordance with the following rules and any supplemental pro-cedures adopted by the Committee:

       (a) GENERAL RULE. Notwithstanding any other provision to the contrary, the Plan may make payment to an "alternate payee" under a "qualified domestic relations order" at any time specified in such order, whether before, at, or after a Participant's "earliest retirement age" (as such terms are defined in section 414(p) of the Code), pro-vided that any such payment before a Participant's ear-liest retirement age shall be subject to the following conditions:

             (i) The order must either provide for, or permit the Plan and alternate payee to agree to, such an early payment;

            (ii) The payment must constitute a single-sum payment of all Plan benefits to which the alternate payee may become entitled under the terms of the order; and

           (iii) if the order so provides, any such payment that exceeds $5,000 shall be made only with the alter-nate payee's written consent.

            Unless the context clearly requires a contrary interpre-tation, any order providing for a single-sum payment to an alternate payee as of a Participant's "earliest re-tirement age" shall be construed as providing for such payment to be made on the date which is as soon as administratively practicable after the Committee has determined that the order constitutes a qualified domes-tic relations order.

       (b) EFFECT ON PARTICIPANT'S BENEFITS. In the event that payments to a Participant's alternate payee under a qualified domestic relations order commence after or at the same time as that Participant's benefit payments under the Plan, the benefit payments to the Participant shall be reduced by any amounts paid simultaneously to the alternate payee. In the event that payments to a Participant's alternate payee under a qualified domestic relations order commence before the Participant's benefit payments under the Plan, the benefit payments to the Par-ticipant shall be reduced by the sum of (i) the Actuari-ally Equivalent amount of the payments already made to the alternate payee, plus (ii) any amounts paid simul-taneously to the alternate payee.

 8.05 FUNDING POLICY AND CONTRIBUTIONS. The funding policy for the Plan shall be established by the Committee or its designee. T he Committee shall determine the contributions that shall be made to the Plan by the Employers, and the time at which such contributions shall be made. Participants, Beneficiaries and Contingent Annuitants shall not have any interest in contri-butions to the Plan, or in any particular assets of the Plan, and shall not have the right to demand that any particular contributions be made.

 8.06 NONDEDUCTIBE CONTRIBITIONS. Notwithstanding the provisions of Section 14.17, to the extent that any contribution to the Plan could be deductible by an Employer under Section 404 of the Code, such contribution is expressly conditioned upon its deductibility under such Section. If any part of a contribu-tion may not be deducted, the Committee shall direct that the nondeductible contribution, though not in excess of the maxi-mum amount permitted to be returned under the Code, be re-turned to the Employer that made the contribution.

 8.07  MISTAKEN CONTRIBUTIONS.  Notwithstanding the provisions of
       Section 14.17, if any contribution is made by an Employer under a mistake of fact, the Committee shall direct that the mistaken contribution, though not in excess of the maximum amount permitted to be returned under the Code, be returned to the Employer that made the contribution.

 8.08 SECTION 415 LIMITATIONS. The benefits provided under this Plan, together with the benefits provided under any other de-fined benefit plan maintained by an Employer or Affiliated Employer that is required to be aggregated with this Plan for purposes of Code Section 415, shall not exceed the limita-tions prescribed in Section 415(b) of the Code (which shall be deemed to include, for purposes of this Section 8.08, any other statute that relates to the Section 415 limitations). The provisions of Code Section 415 are hereby incorporated by reference. For purposes of Code Section 415, the "limitation year" shall be the Plan Year of this Plan.

 8.09 SPECIAL DISTRIBUTION REQUIREMENTS UNDER CODE SECTION 401(a)(9). This Section sets forth rules concerning when distributions must begin and over what period of time they must be made.
       All distributions required under this Section shall be deter-mined and made in accordance with Section 401(a)(9) of the Code and any guidance issued thereunder. Any rules concerning the timing or duration of benefits found in other provisions of the Plan shall be altered only to the extent necessary to avoid violating the rules of this Section. In no event shall these rules be read to provide any option as to the time, man-ner, or duration of benefits in addition to those found in other provisions of the Plan. The distribution rules of this Section are as follows:

       (a) DISTRIBUTION MUST COMMENCE BY REQUIRED BEGINNING DATE. In no event shall any distribution with respect to a Participant commence later than the Participant's Re-quired Beginning Date.

       (b) MAXIMUM DISTRIBUTION PERIOD. In no event shall distribu-tion with respect to a Participant be made over a period extending beyond the later of (i) the life of the Parti-cipant and the beneficiary designated by him or her (if any), or (ii) the life expectancy of the Participant or the joint life expectancies of the Participant and the beneficiary designated by him or her (if any).

       (c) DEATH OF PARTICIPANT AFTER BENEFIT COMMENCE DATE. If a Participant dies after distribution of the Participant's benefit has begun, but before the Participant's entire benefit has been distributed, the remaining portion of that benefit shall be distributed at least as rapidly as under the method of distribution (consistent with

            Paragraph (b), above) being used at the time of the Par-ticipant's death.

       (d)  DEATH OF PARTICIPANT BEFORE BENEFIT COMMENCEMENT DATE.
            If a Participant dies before distribution of the Partici-pant's benefit has begun, any distributions payable after the death of the Participant shall meet one of the fol-lowing requirements:

             (i) If distributions are payable to the surviving spouse of a Participant, such distributions shall commence no later than the date on which the Par-ticipant would have attained age 70 1/2 (or within one year after the date of the Participant's death, if the Participant had already attained age 70 1/2 as of the date of death) and shall be paid over the life of such spouse or a period not extending be-yond the life expectancy of such spouse.

            (ii) If distributions are payable to any beneficiary other than a surviving spouse, such distributions shall commence within one year after the date of the Participant's death and shall be paid over the life of such beneficiary or a period not extending beyond the life expectancy of such beneficiary.

           (iii) In all other cases, all distributions shall be made within five years of the death of the Participant.

       (e) ACCRUAL OF ADDITIONAL BENEFITS AFTER BENEFIT COMMENCEMENT DATE. In the event a Participant accrues additional benefits under the Plan after payment of such Partici-pant's benefit commences pursuant to Paragraph (a) hereof, such additional benefits shall be separately identified and begin to be paid to the Participant, beginning with the first payment interval ending in the calendar year following the calendar year in which the additional benefits are accrued.

       (f) REQUIRED BEGINNING DATE. The "Required Beginning Date" for a Participant is the first day of April of the calen-dar year following the calendar year in which occurs the later of the Participant's Retirement or attainment of age 70 1/2; provided, however, that the Required Begin-ning Date for a Participant who is a "five percent owner" (as defined in Section 401(a)(9) of the Code) is the first day of April of the calendar year following the calendar year in which the Participant attains age
            70 1/2.

       (g) SPECIAL RULES. Any Participant who attains age 70 1/2 prior to January 1, 2001, may elect to begin receiving his or her benefit as of the first day of April of the calendar year following the calendar year in which he or she attains age 70 1/2, even if he or she is still employed at that time. If a Participant Retires after the calendar year in which he or she attains age 70 1/2:
            (i) all optional forms of benefit available to the Par-ticipant at age 70 1/2 shall remain available at his or her Retirement, and (ii) his or her benefit shall be actuarially adjusted, to the extent required under Sec-tion 401(a)(9)(C)(iii) of the Code, to take into account the period after age 70 1/2 in which the Participant was not receiving a benefit under the Plan.

       (h) LIMITS ON PAYMENTS TO YOUNG CONTINGENT ANNUITANTS. In the event that a Participant's beneficiary is not the Participant's spouse, payments to be made on or after the Participant's Required Beginning Date to the benefi-ciary after the Participant's death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Par-ticipant using the table set forth in Question and Answer A-6 of Proposed Treasury Regulation Section 1.401(a)(9)-2. In the event that the Participant elects a benefit option that fails to satisfy this rule, the Participant may elect a different benefit option satisfying the rule.
            If the Participant fails to do so by his or her Benefit Commencement Date, the Participant shall be deemed to have elected a 50% Joint and Survivor Annuity under which the Participant's Eligible Spouse is the Contin-gent Annuitant, if the Participant has such a Spouse, or a Single Life Annuity, if the Participant does not have such a spouse.

 8.10 SPECIAL DISTRIBUTION REQUIREMENTS UNDER CODE SECTION 401(a)(14). Unless a Participant properly elects a later Benefit Commencement Date, the Benefit Commencement Date applicable to a Participant shall be no later than 60 days after the close of the Plan Year in which occurs the latest of the following dates:

       (a)  The date on which the Participant attains age 65;

       (b) The date that is the tenth anniversary of the date on which the Participant commenced participation in the Plan; or

       (c) The date on which the Participant's employment with all Employers and Affiliated Employers is terminated.

       Notwithstanding the foregoing, if the amount of the payment required to commence as of the date determined above cannot be ascertained by such date, or if it is not possible to make such payment because the Participant cannot be located after reasonable efforts, a payment retroactive to such date shall be made no later than 60 days after the earliest date on which the amount of such payment can be ascertained or the Partici-pant is located.

 8.11 RESTRICTIONS ON BENEFITS FOR CERTAIN EMPLOYEES. Benefits otherwise payable under the terms of the Plan shall be sub-ject to the following restrictions:

       (a) NONDISCRIMINATORY BENEFITS ON PLAN TERMINATION. In the event of the termination of the Plan, the benefit of any current or former "highly compensated employee" shall be limited to a benefit that is nondiscriminatory under Sec-tion 401(a)(4) of the Code.

       (b) RESTRICTED EMLOYEE BENEFITS PRIOR TO PLAN TERMINATION. Subject to Paragraph (c) hereof, the benefits payable to a "restricted employee" in any Plan Year shall not exceed an amount equal to the payments that would be made to or on behalf of the restricted employee in that Plan Year under (i) a Single-Life Annuity that is Actuarially Equi-valent to the Participant's Accrued Benefit and any other benefits to which the Participant is entitled under the Plan (other than a Social Security supplement), and (ii) the Social Security supplement, if any, that the re-stricted employee is entitled to receive. For this pur-pose, the term "any other benefits" includes, among other benefits, loans in excess of the amounts set forth in Sec-tion 72(p)(2)(A) of the Code, any periodic income, any withdrawal values payable to a living employee or former employee, and any death benefits not provided for by in-surance on the employee's or former employee's life.

       (c) NONAPPLICATION OF RESTRICTED EMPLOYEE PROVISIONS. The restrictions set forth in Paragraph (b) hereof shall not apply if any of the following conditions is met:

             (i) After taking into account payment to or on behalf of the restricted employee of all benefits payable to or on behalf of that restricted employee under the Plan, the value of Plan assets equals or ex-ceeds 110% of the value of current liabilities, as defined in Section 412(l)(7) of the Code;

            (ii) The value of the benefits payable to or on behalf of the restricted employee is less than 1% of the value of current liabilities before distribution;

           (iii) The value of the benefits payable to or on behalf of the restricted employee does not exceed the amount described in Section 411(a)(11) of the Code; or

            (iv) The Internal Revenue Service determines that the restrictions are not necessary to prevent the pro-hibited discrimination that may occur in the event of an early termination of a plan.

            In addition to the foregoing, the restrictions set forth in Paragraph (b) may be modified by the Committee to the extent that, in its sole discretion, the Committee deter-mines that a modification is allowed by the Code because of, for example, a repayment and security arrangement between the restricted employee and the Plan.

       (d) DEFINITION OF HIGHLY COMPENSATED EMPLOYEE. A "highly compensated employee" is any employee deemed by the Com-mittee to be highly compensated, using any definition permitted under Section 414(q) of the Code.

       (e) DEFINITION OF RESTICTED EMPLOYEE. A "restricted employee" is a current or former highly compensated employee who is one of the twenty-five nonexcludable employees and former employees of an Employer and its Affiliated Employers with the largest amount of compensation in the current or any prior Plan Year. Notwithstanding any other provision of the Plan, the Company retains the right to define or alter the group of restricted employees, at any time and for any reason, including retroactively, and such a definition or alteration may not be challenged by any Participant as a prohibited cutback.

 8.12 RESTRICTIONS ON BENEFITS DURING LIQUIDITY SHORTFALL. If the Plan has a "liquidity shortfall," within the meaning of Sec-tion 412(m)(5) of the Code, benefits payable to a Participant during the period of the liquidity shortfall shall not exceed the payments that may be made to or on behalf of the Partici-pant under a Single Life Annuity plus any applicable Social Security supplements and other amounts payable pursuant to
       Section 401(a)(32) of the Code and Section 206(e) of ERISA. Additional restrictions shall apply to a period of a liquidity shortfall, to the extent required by Section 401(a)(32) of the Code and Section 206(e) of ERISA.

 8.13 INCAPACITY. Every person receiving or claiming a benefit under the Plan shall be presumed to be mentally competent and of age until the Committee receives reliable, written notice that such person is incompetent or a minor. Payments other-wise due a minor shall be paid to any custodial parent of such minor. Payments otherwise due any other incompetent person shall be paid to the guardian, conservator, or other legal representative of such person. In the event that the Commit-tee is unable to locate a parent, guardian, conservator, or other legal representative of an incompetent person who is otherwise entitled to payment under the Plan, such payment shall be made to the individual determined by the Committee to have assumed financial responsibility for the care of such person. Before the initial payment is made to an individual designated in this Section, the minor or other legally incom-petent person shall be notified of the Committee's intent to make such payment to that other individual. Any payment of a benefit in accordance with the provisions of this Section shall be a complete discharge of any further liability to make such payment.

 8.14 IDENTITY OF PAYEE AND AMOUNT OF BENEFITS. The determination of the Committee as to the identity of the proper payee of any benefit from the Plan and Trust, and the amount payable, shall be conclusive, and payment in accordance with such determina-tion shall constitute a complete discharge of all obligations on account thereof.

 8.15 DIRECT ROLLOVERS. Notwithstanding any provision of the Plan to the contrary that otherwise would limit a "distributee's" election, a distributee may elect, at the time and in the man-ner prescribed by the Committee, to have any portion of an "eligible rollover distribution" paid directly to an "eligible retirement plan" specified by the distributee in a "direct rollover." For purposes of this Section, the following terms shall have the following meanings:

       (a) ELIGIBLE ROLLOVER DISTRIBUTION. An "eligible rollover distribution" is any single-sum distribution provided under the Plan, or any other amount to which the direct rollover rules of the Code may be applicable, and that is included in the distributee's gross income for income tax purposes.

       (b) ELIGIBLE RETIREMENT PLAN. An "eligible retirement plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that ac-cepts a distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to a surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity, only.

       (c) DISTRIBUTEE. A "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse, and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as de-fined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

       (d) DIRECT ROLLOVER. A "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.

 8.16 EFFECT OF QUALIFIED MILITARY SERVICE. Notwithstanding any provision of this Plan to the contrary, contributions, bene-fits, and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                              ARTICLE IX

               TRANSFER FROM ONE COMPANY PLAN TO ANOTHER

 9.01 FROM THIS PLAN TO CONTRACT EMPLOYEE PLAN. If, after July 1, 1976, an Employee who is a Participant in this Plan transfers to a job classification covered by the Contract Employee Plan, the following provisions shall apply:

       (a) His or her participation in this Plan shall continue, and he or she shall continue to accrue Years of Vesting Ser-vice under this Plan during his or her employment by an Employer or Affiliated Employer.

       (b) He or she shall not be eligible to receive any benefits under this Plan until he or she terminates employment with all Employers and Affiliated Employers.

             (i) If such termination occurs on his or her Normal or Late Retirement Date, his or her Accrued Benefit under this Plan shall be computed in accordance with Article VII, but using the factors described in Paragraph (c), below.

            (ii) If such termination occurs prior to his or her Normal Retirement Date, his or her Accrued Benefit under this Plan shall be computed in accordance with Article VII, but using the factors described in Paragraph (c), below; provided, however, that his or her employment as a contract employee fol-lowing a transfer under this Section 9.01 shall be excluded in determining his or her Years of Credited Service projected to his or her Normal Retirement Date.

       (c) His or her Years of Credited Service shall be measured from his or her Employment Commencement Date to the date on which the transfer occurred. His or her Average Monthly Compensation shall be based on the 60 months of Compensation immediately preceding the date of transfer. The amount of reduction, if any, made under Paragraph 7.01(c) shall be the amount of pension for any prior Con-tract Employee Plan Coverage to which the employee was entitled on the date of transfer, under the Contract Em-ployee Plan provisions in effect at the date of transfer.

 9.02 FROM CONTRACT EMPLOYEE PLAN TO THIS PLAN. If an employee has become eligible for this Plan after a period of Contract Em-ployee Plan Coverage, the following provisions shall apply:

       (a) His or her participation in the Contract Employee Plan shall continue until he or she incurs a Break in Service under the rules of that Plan.

       (b) He or she shall continue to accrue Service for vested benefits under the Contract Employee Plan, subject to its rules, during his or her employment with the Company.

       (c) His or her benefit from Contract Employee Plan Coverage used under Paragraph 7.01(c) shall be based on the Con-tract Employee Plan provisions in effect on the date as of which the employee's job classification was changed to one not covered by the Contract Employee Plan.

 9.03 EXAMPLES SHOWING BENEFIT CALCULATIONS FOR EMPLOYEES TRANSFER-RING BETWEEN PLANS.

       (a)  EXAMPLE ONE.

            An employee is hired after July 1, 1976, at age 30 in a position eligible to participate in this Plan. After 3 years and 6 months, he is transferred to a job classifi-cation covered by the Contract Employee Plan. Eight years later, he terminates employment.

              (1)                     (2)                      (3)
            Date of                 Date of                  Date of
              Hire                  Transfer               Termination
              ------------------------    ------------------------
                  Noncontract Plan              Contract Plan
              ------------------------    ------------------------
                  3 years, 6 months                8 years
              ------------------------    ------------------------

            Benefit Under this Plan:

                Salary averaging: Period (1) to (2) = 3 yrs. 6 mos. Credited Service: Period (1) to (2) = 3 yrs. 6 mos.
                Vesting Service:   Period (1) to (3) = 11 yrs. 6 mos.
                Offset due to Contract Employee Plan = None.

            Benefit Under Contract Employee Plan:

                Credited Service:  Period (2) to (3).  Credit depends
                                   on hours worked in each plan year.
                Vesting Service:   Period (1) to (3).  Credit depends
                                   on hours worked in each plan year.

       (b) EXAMPLE TWO. An employee is hired after July 1, 1976, at age 30 as a contract employee. After 5 years, he is transferred to a position eligible to participate in this Plan. He continues in that position until retirement at age 65.

              (1)            (2)              (3)              (4)
            Date of        Date of            Age            Date of
              Hire         Transfer            60          Termination
             ----------------  ----------------  ----------------
               Contract Plan   Noncontract Plan  Noncontract Plan
             ----------------  ----------------  ----------------
                  5 years          25 years        5 year salary
                                                 averaging period
             ----------------  ----------------  ----------------

            Benefit Under this Plan:

                Salary averaging: Period (3) to (4) = 5 yrs. Credited Service: Period (1) to (4) = 35 yrs.
                Vesting Service:   Period (1) to (4) = 35 ys.
                Offset due to Contract
                  Employee Plan:   Period (1) to (2) = 5 yrs.

            Benefit Under Contract Employee Plan:

                Credited Service:  Period (1) to (2).  Credit depends
                                   on hours worked in each plan year.
                Vesting Service:   Period (1) to (4).  Credit depends
                                   on hours worked in each plan year.

                            ARTICLE X

    SPECIAL PROVISIONS APPLICABLE TO PRIOR PLAN PARTICIPANTS

10.01 SPECIAL PROVISIONS. In addition to those benefits provided under other provisions of this Plan, the benefits payable with respect to a Prior Plan Participant shall be subject to the following terms and conditions:

       (a) DEATH OF ACTIVE PARTICIPANT. In the event a Prior Plan Participant who is an Employee dies prior to his or her Benefit Commencement Date, there shall be payable to the Beneficiary designed by him or her for this benefit an amount equal to the excess, if any, of (i) the amount of cash values, exclusive of any dividends, obtained from surrender of the insurance policies or annuity contracts in effect with respect to him or her under the Prior Plan, over (ii) the Present Value of the benefits, if any, pay-able to any Beneficiary or Contingent Annuitant in accor-dance with the other provisions of this Plan.

       (b) VESTED TERMINATION. If a Prior Plan Participant termi-nates employment with all Employers and Affiliated Em-ployers, the actuarial value, as of the date of his or her termination, of the benefit payable to him or her shall be the greater of:

             (i) the Present Value of the Termination Benefit, if any, otherwise payable to him or her under Section 4.04; or

            (ii) the amount of the cash values, exclusive of any dividends obtained from surrender of the insur-ance policies or annuity contracts in effect with respect to him or her under the Prior Plan, multiplied by the appropriate vesting percentage determined under the Prior Plan but based upon computing his or her number of completed years of participation in the Prior Plan as being equal to the sum of (A) the number of his or her com-pleted years of participation in the Prior Plan, plus (B) the number of years of employment from the date his or her participation in the Prior Plan ended up his or her date of termination. (The amount under this paragraph (ii) is here-after referred to as the "Prior Plan Termination Benefit.")

            A Prior Plan Participant may elect to receive a Prior Plan Termination Benefit in one lump sum, if such elec-tion is made within 30 days of his or her termination of employment. If a Prior Plan Participant has elected to receive his or her Prior Plan Termination Benefit in one lump sum and his or her Termination Benefit is greater than the Prior Plan Termination Benefit, the Termination Benefit shall be payable as provided in Section 4.04, but reduced by the amount of the Prior Plan Termination Benefit.

            If the Prior Plan Termination Benefit is greater than the Termination Benefit and the Prior Plan Participant has not elected to receive the same in one lump sum, the Prior Plan Termination Benefit shall be payable in the same manner as the Termination Benefit would have been payable had it been greater.

            If the Prior Plan Participant has not elected to receive the Prior Plan Termination Benefit in one lump sum and dies before the commencement of the payment of the Ter-mination Benefit, his or her Beneficiaries shall be entitled to be paid the Prior Plan Termination Benefit, increased with interest from the date of his or her ter-mination to the date of his or her death, offset by the Present Value of the benefits, if any, payable to Eli-gible Spouse in accordance with Section 5.01. The Prior Plan Termination Benefit shall be increased with interest at the rate determined in accordance with Section 1.02 on the date of termination.

            If the Prior Plan Participant has not elected to receive the Prior Plan Termination Benefit in one lump sum, and he or she and any Contingent Annuitant die after the Par-ticipant's Benefit Commencement Date, the excess, if any, of his or her Prior Plan Termination Benefit, increased with interest from the date of his or her termination to the Benefit Commencement Date, over the sum of all pen-sion payments previously received, shall be payable to the Participant's Beneficiary.

       (c) NORMAL, EARLY AND LATE RETIREMENT. A Prior Plan Partici-pant who retires pursuant to any of Sections 4.01, 4.02 or 4.03 may elect to receive the amount of his or her cash values in one lump sum, if such election is made within 30 days of his or her Retirement. If the Prior Plan Participant has elected to receive his or her cash values in one lump sum, his or her Accrued Benefit shall be reduced by the monthly benefit, payable in the Normal Form, which is Actuarially Equivalent to the cash values.

            If the Prior Plan Participant has not elected to receive the cash values in one lump sum and he or she and any Contingent Annuitant die before the sum of the pension payments the Participant and his or her Contingent Annui-tant received equal the cash values, the difference be-tween the cash values and the sum of all such pension payments previously received shall be payable to the Par-ticipant's Beneficiary.

10.02 OFFSET FOR INSURANCE OR ANNUITY PAYMENTS. Any retirement benefit payable under the Plan shall be reduced by the amounts payable under any insurance or annuity contracts held under the Plan, such reduction being actuarially adjusted to allow for any difference in the form of payment under such insurance or annuity contracts and the standard or optional form under this Plan.

                              ARTICLE XI

                     REEMPLOYMENT AFTER RETIREMENT

11.01 WHILE RECEIVING ANNUITY PAYMENTS. If a former Participant is reemployed as an Employee after beginning to receive an annuity benefit under the provisions of Article VI, he or she shall resume participation in the Plan in accordance with Sec-tion 3.02, and the following provisions shall apply:

       (a) REEMPLOYMENT BEFORE NORMAL RETIREMENT DATE. If such an Employee is reemployed before his or her Normal Retire-ment Date, the following provisions shall apply:

             (i) ON A FULL-TIME BASIS. If such an Employee is reem-ployed on a "full-time" basis, his or her benefit payments shall be suspended during such period of reemployment; provided, however, that no benefit shall be suspended pursuant to this provision un-less the Committee notifies the Employee, by per-sonal delivery or first-class mail, during the first calendar month or payroll period in which the Plan withholds payments, that his or her bene-fit is being suspended. Such notification shall contain a description of the specific reasons why benefit payments are being suspended, a general description of the Plan provisions relating to the suspension of benefits, a copy of such provisions, and a statement to the effect that applicable labor regulations may be found in Section 2530.203-3 of Title 29 of the Code of Federal Regulations.

                  The benefit amount payable upon his or her subse-quent Retirement shall be recalculated to include any additional Service and Compensation accrued during his or her resumed employment, and shall be reduced by an amount that is Actuarially Equi-valent to any benefit payments he or she received prior to his or her reemployment, but in no event shall the amount of his or her Accrued Benefit on such subsequent Retirement Date be less than the corresponding amount on his or her prior Retirement Date.

            (ii) ON A PART-TIME BASIS. If such an Employee is reem-ployed on a Apart-time" basis, his or her benefit payments shall not be suspended (unless and until his or her employment status changes to full-time, in which event the provisions of subparagraph (a)(i) shall apply). However, consistent with the provi-sions of Code Section 411(b)(1)(H)(iii), the Actu-arially Equivalent value of any benefits paid to such an Employee after his or her reemployment shall be offset, on an annual basis, against any current or future increases in the Employee's Accrued Benefit due to either additional Years of Credited Service or higher Average Monthly Compen-sation.

           (iii) DEFINITIONS. For purposes of this Paragraph (a), an Employee shall be considered "full-time" if he or she is scheduled to work at least 173 hours per month. Any Employee who is not considered full-time shall be considered "part-time."

       (b) REEMLOYMENT AFTER NORMAL RETIREMENT DATE. If such an Employee is reemployed on or after his or her Normal Re-tirement Date, his or her benefit payments shall not be suspended. However, consistent with the provisions of Code Section 411(b)(1)(H)(iii), the Actuarially Equiva-lent value of any benefits paid to such an Employee after his or her reemployment shall be offset, on an annual basis, against any current or future increases in the Em-ployee's Accrued Benefit due to either additional Years of Credited Service or higher Average Monthly Compensa-tion.

11.02 AFTER RECEIVING LUMP-SUM PAYMENT. If a former Participant is reemployed as an Employee after receiving a lump-sum payment of his or her entire vested Accrued Benefit (whether volun-tarily or involuntarily), he or she shall resume participa-tion in the Plan in accordance with Section 3.02, and the following provisions shall apply:

       (a) IMMEDIATE LUMP-SUM PAYMENTS. If such an Employee re-ceived the lump-sum payment by the close of the second Plan Year following the Plan Year in which he or she terminated employment, the following provisions shall apply:

             (i)  REPAYMENT RIGHT.  The Employee may repay to the
                  Plan the amount of the lump-sum payment, plus in-terest at the rate determined under Section
                  411(c)(2)(C) of the Code. Any such repayment must be made, in full, before the earlier of:

                  (A) The date that is five years after his or her reemployment date, or

                  (B) The end of a five-year Period of Severance, measured from his or her prior termination of employment.

            (ii) EFFECT OF REPAYMENT. If such an Employee exer-cises the repayment right described in subparagraph
                  (a)(i), his or her prior Years of Credited Services shall be restored, thereby restoring the entire Accrued Benefit on which the lump-sum payment was based.

           (iii) EFFECT OF NONREPAYMENT. If such an Employee does not exercise the repayment right described in subparagraph (a)(i), his or her prior Years of Credited Service shall be disregarded in calcula-ting his or her Accrued Benefit.

            (iv) EFFECT OF DEEMED CASH-OUT. Any such Employee who had no vested interest in his or her Accrued Bene-fit at the time of his or her prior termination of employment, and who was therefore deemed to have received an immediate lump-sum payment of that vested Accrued Benefit under Paragraph 6.03(b), shall be deemed to have repaid the full amount of that payment immediately upon his or her reemploy-ment.

       (b) DEFERRED LUMP-SUM PAYMENTS. If such an Employee received the lump-sum payment after the close of the second Plan Year following the Plan Year in which he or she termi-nated employment, the following provisions shall apply:

             (i) NO REPAYMENT RIGHT. The Employee shall have no right to repay to the Plan any portion of the lump-sum payment.

            (ii) PRIOR SERVICE RETAINED. The Employee shall retain the prior Years of Credited Service on which the lump-sum payment was based.

           (iii) BENEFIT OFFSET. On the Employee's subsequent Retirement Date, his or her Accrued Benefit shall be reduced by the amount of the Accrued Benefit that was previously distributed in a lump-sum pay-ment.

11.03 CONTINUED EMPLOYMENT BEYOND NORMAL RETIREMENT DATE. If a Par-ticipant remains an employee of an Employer or Affiliated Employer on his or her Normal Retirement Date, his or her Benefit Commencement Date shall be deferred until his or her "retirement." Solely for purposes of this Section, a Partici-pant's "retirement" shall occur as of the first month in which he or she completes fewer than 40 Hours of Service. The Com-mittee shall notify any such Participant, by personal delivery or first-class mail, during the month in which the Participant attains his or her Normal Retirement Date, that his or her Benefit Commencement Date is being deferred pursuant to this Section. Such notice shall contain the information described in Paragraph 11.01(a). On the Participant's eventual retire-ment, he or she shall be entitled to a Late Retirement Bene-fit, in accordance with Section 4.03. Such a Late Retirement Benefit shall be increased, however (in accordance with the requirements of ERISA, the Code, and the regulations issued thereunder), to reflect any delay in the Committee's provi-sion of the notice described above.

                              ARTICLE XII

                            TOP-HEAVY RULES

12.01 EXCLUSION OF EMPLOYEES COVERED BY COLLECTIVE BARGAINING AGREE-MENTS. The requirements of this Article shall not apply to persons who are members of a unit of employees covered under a collective bargaining agreement under which retirement bene-fits were the subject of good faith bargaining.

12.02 DETERMINATION OF TOP-HEAVY STATUS. The determination of whe-ther the Plan is "Top-Heavy" shall be made as follows:

       (a) If the Plan is not required to be included in an Aggre-gation Group with other plans of an Employer and its Affiliated Employers, then it shall be Top-Heavy with respect to the Employer only if, when considered by itself, it is a Top-Heavy Plan. Even then, the plan shall not be Top-Heavy with respect to the Employer if it is included in a permissive Aggregation Group that is not a Top-Heavy Group.

       (b) If the Plan is required to be included in an Aggregation Group with other plans of an Employer and its Affiliated Employers, it shall be Top-Heavy with respect to the Employer only if the Aggregation Group, including any permissively aggregated plans, is Top-Heavy.

       (c) If the Plan is not a Top-Heavy Plan and it is not required to be included in an Aggregation Group with other plans of an Employer and its Affiliated Employers, then it shall not be Top-Heavy with respect to the Employer, even if it is permissively aggregated in an Aggregation Group that is a Top-Heavy Group.

       A plan shall be "Top-Heavy," and an Aggregation Group shall be a "Top-Heavy Group," with respect to a Plan Year, if, as of the Determination Date, the sum of the Cumulative Accrued Benefits and Cumulative Accounts of an Employer's Key Em-ployees exceeds 60% of a similar sum determined for all Em-ployees of that Employer. For purposes of this Section, the Cumulative Accrued Benefits and Cumulative Accounts of an individual shall be disregarded if the individual has not performed any services for which he or she received compensa-tion from the Employer (other than benefits under the Plan) at any time during the five-year period ending on the Determi-nation Date.

12.03 MINIMUM VEWTING REQUIREMENT FOR TOP-HEAVY YEARS. If the Plan is Top-Heavy with respect to an Employer for any Plan Year, then a Participant who terminates employment during that Plan Year shall be entitled to a benefit equal to the percentage of his or her Accrued Benefit calculated under the following table, but only if such benefit is larger than the benefit the Participant would otherwise receive under the Plan. This special rule shall apply only to Employees of the Employer with respect to which the Plan is Top-Heavy (or Employees who were covered under this Plan while Employees of that Employer) who have an Hour of Service after the Plan became Top-Heavy with respect to the Employer.

                         Years of                Vested
                     Vesting Service           Percentage
                    -----------------          ----------
                    Less than 2                     0%
                    2 but less than 3              20%
                    3 but less then 4              40%
                    4 but less than 5              60%
                    5 and over                    100%

       If the Plan ceases to be Top-Heavy with respect to the Em-ployer, a Participant who would have been entitled to a Termination Benefit under this special rule, if his or her employment had terminated while the Plan was Top-Heavy, shall continue to be entitled to a Termination Benefit. The amount of that benefit shall be the amount the Participant would have received if he or she had terminated employment on the last day the Plan was Top-Heavy with respect to the Partici-pant's Employer. Any Participant with three or more Years of Vesting Service may elect, on a form, to be submitted to the Committee, to have this special rule continue to apply after the Plan is no longer Top-Heavy.

12.04  MINIMUM NORMAL RETIREMENT BENEFIT FOR TOP-HEAVY YEARS.

       (a) If the Plan is Top-Heavy with respect to an Employer for any Plan Year, then a Participant who is a Non-Key Em-ployee of the Employer shall accrue a minimum benefit.
            As a result, the Accrued Benefit of the Participant shall be determined under the preceding provisions of this Plan, except that the Participant's Accrued Benefit attributable to Plan Years in which the Plan was Top-Heavy with respect to his or her Employer shall be in an amount equal to the minimum benefit under this Section for those years, if greater than the amount that other-wise would accrue. The minimum benefit, when expressed as an annual retirement benefit payable in the Normal Form and beginning on the Participant's Normal Retirement Date, shall not be less than the Participant's average Compensation in the testing period multiplied by the lesser of (i) two percent, multiplied by the number of the Participant's Years of Credited Service, or (ii) twenty percent.

       (b) For purposes of this Section, Years of Credited Service shall be excluded if the Plan was not a Top-Heavy Plan for any Plan Year ending during such Year of Credited Service or if such Year of Credited Service was completed in a Plan Year beginning before January 1, 1984. A Par-ticipant's "testing period," for purposes of determining his or her average Compensation under this Section, is the five-consecutive-year period during which he or she had the greatest aggregate Compensation from the Employer and its Affiliated Employers, excluding years not in-cluded in a Year of Credited Service, years ending in a Plan Year beginning before January 1, 1984, and years beginning after the close of the last year in which the Plan is Top-Heavy.

       (c) No minimum benefit will be required for a Participant in this Plan if the Participant's Employer maintains another qualified plan under which a minimum benefit is being accrued for the year for the Participant, in accor-dance with Section 416(f) of the Code, and the Employer elects to have such other plan meet the minimum benefit requirement. To the extent possible, any minimum benefit requirement shall be satisfied under this Plan.

12.05 TOP-HEAVY DEFINITIONS. For purposes of the Top-Heavy require-ments set forth in this Article, the following definitions shall apply:

       (a) The words "Aggregation Group" shall mean, with respect to the plans of an Employer, the plan or group of plans that includes all plans maintained by the Employer or its Affiliated Employers -

             (i)  In which a Key Employee is a participant,

            (ii) That enable any plan maintained by the Employer or its Affiliated Employers in which a Key Employee is a participant to meet the requirements of Sec-tion 401(a)(4) or Section 410(b) of the Code, or

           (iii) Which are selected by the Employer for permissive aggregation, the inclusion of which would not prevent the group of plans from continuing to meet the requirements of Sections 401(a)(4) and 410(b) of the Code.

       (b) The word "Compensation" shall mean compensation that would be stated on a Participant's Form W-2 (in the box for "Wages, Tips and Other Compensation") for the calen-dar year that ends with or within the Plan Year.

       (c) The "Cumulative Account" and "Cumulative Accrued Benefit" of a Participant or former Participant shall be deter-mined as follows:

             (i) A Participant's or former Participant's "Cumula-tive Account," as of a Determination Date, shall be the sum of the balances to his or her accounts under a plan, determined as of the most recent plan valuation date occurring within the 12-month period ending on the Determination Date. That amount shall be increased by any contributions due after such valuation date and on or before the Determination Date. If the valuation date falls within the first plan year of the plan, the Parti-cipant's or former Participant's Cumulative Account shall include any contributions made after the Determination Date, but allocated as of a date in the first plan year. If the plan is being con-sidered in an Aggregation Group, the Participant's or former Participant's Cumulative Account shall be the sum of the balances to his or her accounts under all defined contribution plans included in the Aggregation Group under consideration (as determined under the rules above).

            (ii) A Participant's or former Participant's "Cumulative Accrued Benefit," as of a Determination Date, shall be the present value of his or her accrued benefit under a plan, determined under the actuarial assum-ptions set forth in such plan, as of the most recent valuation date occurring within the 12-month period ending on the Determination Date. For purposes of computing the Participant's or former Participant's Cumulative Accrued Benefit, the par-ticipant shall be treated as if he or she volun-tarily terminated employment as of such valuation date (as of the Determination Date, in the case of the plan's first year). The accrued benefit of a participant other than a Key Employee shall be determined as if such benefit accrued not more rapidly than the slowest accrued rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code. If the plan is being considered in an Aggregation Group, the Participant's or former Participant's "Cumulative Accrued Benefit" shall be the sum of the present values of the Partici-pant's accrued benefits under all defined benefit plans included in the Aggregation Group under con-sideration (as determined under the rules above), using the same actuarial assumptions for all such plans.

           (iii) The balance to a Participant's or former Partici-pant's accounts and the value of the Participant's benefits shall not include amounts attributable to deductible employee contributions.

            (iv) The balance to a Participant's or former Partici-pant's accounts and the value of the Participant's benefits shall be increased by the aggregate amount of any distributions made on his or her account under the plan or plans during the 5-year period ending on the Determination Date.

             (v) Rollovers and direct plan-to-plan transfers shall be treated as follows:

                  (A) If the transfer is initiated by the Partici-pant or former Participant and made from a plan maintained by an employer to another employer, the transferor plan shall continue to include the amount transferred as an amount in the Participant's or former Participant's account under the transferor plan or as an accrued benefit under the transferor plan.

                  (B) If the transfer is not initiated by the Parti-cipant or former Participant, or is made be-tween plans maintained by the same employer, the transferor plan shall not include the amount transferred as an amount under the plan, and the transferee plan shall consider the amount transferred as an amount under the transferee plan.

                  (C) For purposes of this Subparagraph (c)(v), all employers aggregated under the rules of Sec-tion 414(b), (c) or (m) of the Code shall be considered a single employer.

            (vi) For purposes of determining the Cumulative Accrued Benefit under this Plan of a Participant or former Participant, the term "valuation date" shall be the same date as the Determination Date.

       (d) The words "Determination Date" shall mean, for purposes of determining whether a plan is Top-Heavy for a parti-cular plan year, the last day of the preceding plan year (or, in the case of the first plan year of the plan, the last day of that first year).

       (e) The words "Key Employee" shall mean any Participant (in-cluding the spouse or other beneficiary of such Partici-
            pant) who, at the time during the Plan Year or any of the four preceding Plan Years, is:

             (i) An officer of an Employer or an Affiliated Em-ployer having an aggregate annual Compensation from the Employer and its Affiliated Employers of more than 50% of the amount in effect under Sec-tion 415(b)(1)(A) of the Code for the Plan Year, but in no event shall more than fifty employees or, if less, the greater of (A) three employees or (B) 10% of the aggregate number of employees of the Employer and its Affiliated Employers, be taken into account under this Subparagraph (e)(i) as officers of the Employer or Affiliated Employer;

            (ii) One of the ten employees of the Employer having an aggregate annual Compensation from the Employer and its Affiliated Employers of more than the limi-tation in effect under Section 415(c)(1)(A) of the Code and owning (or considered as owning, within the meaning of Section 318 of the Code) the largest interests in the Employer;

           (iii) A person owning more than 5% of the Employer (with-in the meaning of Section 416(i)(1)(B)(i) of the
                  Code); or

            (iv) A person who has an aggregate annual Compensation from the Employer and its Affiliated Employers of more than $150,000 and who owns more than 1% of the Employer, within the meaning of Section 416(i)(1)(B)(i) of the Code.

            For purposes of applying Section 318 of the Code to the provisions of this Paragraph (e), Subsection (C) of
            Section 318(a)(2) shall be applied by substituting "5 percent" for "50 percent." For purposes of subparagraph
            (e)(ii), if two employees have the same interest in an Employer, the employee having the greater aggregate annual Compensation from the Employer and its Affiliated Employers shall be treated as having the larger interest.

       (f) The words "Non-Key Employee" mean any Employee who is not a Key Employee.

12.06 CONSTRUCTION. The provisions of this Article are not intended to expand the benefits and other rights of any individual under this Plan or any other plan beyond those provided in other provisions of this Plan or any other plan, except in the event that this Plan or any other plan is "top-heavy," within the meaning of Section 416 of the Code, and, in that event, only to the extent required by such Section 416. Accordingly, the provisions of this Article shall be interpreted strictly in accordance with such Section 416 and, in the event of any inconsistency between such provisions and Section 416, Section 416 shall govern.

                              ARTICLE XIII

                           PLAN ADMINISTRATION

13.01 RETIREMENT COMMITTEE. The Board shall appoint a Retirement Committee of three to five individuals. The Board may also remove any members of the Committee and appoint replacements from time to time. The members of the Committee may, but need not, be employees, officers or directors of any Employer. The Committee shall be the "plan administrator," within the meaning of ERISA, and shall be vested with all the authority and powers necessary to carry out the administrative provi-sions of the Plan. The enumeration of specific powers of the Committee shall in no way restrict or limit the Committee's general authority in this regard.

13.02 ACTIONS OF THE COMMITTEE. The decision of a majority of the members of the Committee in office shall control in all cases over which the Committee has authority. The Committee shall develop internal rules for the manner in which actions are to be taken, including, for example, rules regarding actions with or without a meeting and recordkeeping. Unless otherwise spe-cified herein, the Committee may designate a subcommittee of the Committee, or any other entity, individual or group of individuals (whether or not any such individual is a member of the Committee), to act on its behalf or as its agent with respect to matters over which the Committee has authority under the terms of the Plan and Trust. Any action of such subcommit-tee, entity, individual or group of individuals with respect to such matters shall be deemed an action of the Committee.

13.03 PLAN INTERPRETATION. The Committee shall have the sole, abso-lute and exclusive right, power and discretion to construe and interpret the provisions of the Plan. For this purpose, the term "Plan" means this Plan document and any related document used in the administration or operation of the Plan and Trust, including, but not limited to, the summary plan description. The Committee may construe any ambiguity, supply any omission, or reconcile any inconsistency, in such manner and to such interest as it deems appropriate, in its sole discretion. The Committee shall have further authority to determine, in its sole discretion, all questions with respect to the individual rights of any Employee or Beneficiary under the Plan, include-ing, for example, all issues with respect to eligibility for benefits, Service, Disability and Retirement. The construc-tion or interpretation placed upon any term or provision of the Plan by the Committee, and any action by the Committee taken or not taken pursuant thereto, shall be final, conclu-sive and binding upon all Employees, Beneficiaries, and any other interested party.

13.04 COMPENSATION AND EXPENSES. The members of the Committee shall serve without compensation, but they shall be reimbursed for the expenses incurred in performing their responsibilities, in such amounts and at such times as directed by the Company. Such expenses may be paid from the Trust Fund or by the Em-ployers, as determined by the Company.

13.05 RELIANCE ON EXPERTS. Unless otherwise specified herein, the Committee and any other Plan Fiduciary may employ or appoint agents, legal or investment counsel (who also may be of coun-sel to any Employer), accountants, actuaries and such other experts as may be necessary or convenient in the administra-tion of the Plan or Trust. The Committee, any other Plan Fiduciary, the Employers, and their respective employees, officers and directors shall not be liable for the directions, actions or omissions of any agent, legal or other counsel, accountant, actuary or any other expert who has agreed to the performance of administrative duties in connection with the Plan or Trust. The Committee, any other Plan Fiduciary, the Employers, and their respective employees, officers and direc-tors shall be entitled to rely upon all certificates, reports and opinions which may be made by such experts and shall be fully protected in respect of any action taken or suffered by them in good faith in reliance upon any such certificates, reports or opinions; all actions so taken or suffered shall be conclusive upon each of them and upon all persons having or claiming to have any interest in or under the Plan or Trust.

13.06 CO-FIDUCIARY RESPONSIBILITY. Plan Fiduciaries may provide for the allocation of fiduciary responsibilities, other than trustee responsibilities (as defined in Section 405(c)(3) of ERISA), among themselves. The Committee, any other Plan Fiduciary, or any expert employed or appointed by a Plan Fiduciary to serve in a fiduciary capacity with respect to the Plan or Trust, shall be solely responsible for the respon-sibilities, obligations, or duties allocated to it, whether under the Plan or Trust or under the terms and conditions of any other agreement. Any person to whom such responsi-bilities, obligations or duties have not been allocated shall not be responsible with respect to any action directed, taken or omitted by the fiduciary to whom such responsibilities, obligations or duties have been allocated.

13.07 INDEMNIFICATION. The Committee, the individual members of the Committee, any other Plan Fiduciary, and any employee, officer or director of the Employers, shall be free from all liability, joint and several, for their actions and conduct in the administration of the Plan and Trust, and the Employers shall indemnify and save them and each of them harmless from any and all liability for their actions and conduct in the performance of their duties with respect to the Plan and Trust, except for liability resulting from their own willful misconduct.

13.08 PLAN FIDUCIARY. For purposes of the Plan and Trust, the term "Plan Fiduciary" means the Committee, the Board, the Trustee, any Investment Manager, and any other person who may be con-sidered a "fiduciary" of the Plan and Trust under ERISA; pro-vided, however, that a person shall be considered a Plan Fiduciary only with respect to the specific matters and duties that make such person a fiduciary under the terms of the Plan, the Trust and ERISA, and that the person's responsibilities and liabilities shall extend only to such matters and duties.

                               ARTICLE XIV

                            TRUST PROVISIONS

14.01 APPOINTMENT OF TRUSTEE. The Trustee shall be appointed by the Company and shall be either one or more individuals or a corporation that is authorized to act as trustee for quali-fied retirement plans under applicable federal and state law. (Except as otherwise expressly noted, any reference in this Article to "the Trustee" shall be interpreted to include a reference to any individual serving in that capacity.) The Company may remove the Trustee, or the Trustee may resign, upon 60 days' written notice to the other party, provided that either party may waive such notice from the other. Upon resignation or removal of the Trustee, the Company shall ap-point a successor Trustee, which shall agree to accept the Trust and to be bound by all of the provisions of the Plan.

14.02 TITLE OF ASSETS. All contributions to the Trust shall be made to, and held in trust by, the Trustee. All securities or other assets whose title is evidenced by a certificate of title shall be registered in the name of the Trustee or in such other form as the Trustee shall determine. Any cash authorized by the Trustee to be held as part of the Trust
       Fund shall be held in the name of the Trustee, with such autho-rized signatures for withdrawals as the Trustee may deem advis-able. All other assets of the Trust shall be held in the form determined by the Trustee.

14.05 SCOPE OF TRUSTEE'S RESPONSIBILITY. Notwithstanding any other provision of this Plan and Trust, the Trustee shall have exclusive authority and discretion to manage and control the assets of the Trust Fund, except to the extent that (i) the Plan and Trust expressly provide that the Trustee is subject to the directions of another Plan Fiduciary who is not a Trustee; or (ii) authority to manage, acquire or dispose of assets is delegated to one or more Investment Managers, in accordance with Section 14.12. To the extent that the Com-mittee or another Plan Fiduciary directs the Trustee, the Trustee shall be subject to the proper directions of such Committee or other Plan Fiduciary that are made in accordance with the terms of the Plan and Trust and are not contrary to ERISA. In carrying out its responsibilities, the Trustee shall:

       (a) Discharge its duties solely in the interest of Partici-pants and Beneficiaries, for the exclusive purpose of providing benefits for Participants and Beneficiaries and defraying reasonable expenses of administering the Plan and Trust;

       (b) Invest the assets of the Trust Fund with the care, skill, prudence and diligence under the circumstances then pre-vailing that a prudent person, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims;

       (c) Diversify the investments of the Trust Fund so as to minimize the risk of large losses, unless under the cir-cumstances it is clearly prudent not to do so; and

       (d) Not maintain the indicia of ownership of any assets of the Trust Fund outside the jurisdiction of the district courts of the United States.

14.04 TRUSTEE'S POWERS. The Trustee shall have full power and authority to administer, manage and otherwise deal with all of the Trust Fund, to the same extent as an individual owner thereof. Without limitation or restriction of the foregoing, but in furtherance thereof, the Trustee is expressly author-ized and empowered:

       (a) To invest and reinvest Trust assets in securities and stock of any class or kind or any other kind of property, real or personal, and to hold such investments as the Trustee deems advisable, all without being confined to any limitations now or hereafter imposed by law that are more restrictive than the standard prescribed by this provision;

       (b) To sell, for cash or credit and at public or private sale, grant options, exercise rights, convert, redeem, exchange or otherwise dispose of investments in the Trust Fund;

       (c) To hold any part of the Trust Fund uninvested and deposit the same with any banking institution, including deposits with a corporate Trustee, without any obligation to pay interest on funds being held for immediate investment.

       (d) To join in, dissent from, or oppose any reorganization, recapitalization, consolidation, sale or merger affecting investments in the Trust Fund;

       (e) To lease, for any period of time, to repair, improve, mortgage, divide, alter, exchange, or give options with respect to real property and generally to exercise all rights of ownership;

       (f) To borrow or raise monies from anyone, including a cor-porate Trustee, for the purposes of the Trust, in such amount and upon such terms and conditions as the Trus-tee may deem advisable, and to pledge all or any part of the Trust Fund as security therefor; provided that the Committee is given advance written notice of any such borrowing; and provided, further, that no annuity contract, if any, purchased for the account of a speci-fic Participant shall be pledged except to secure a loan to pay premiums thereon. No person lending money to the Trustee need see to the application of the money lent or inquire into the propriety of any such borrowing;

       (g) To vote stock and other votable investments through proxies or voting trusts, on discretionary as well as ministerial matters;

       (h) To carry investments in the name of a nominee or nomi-nees or in bearer form;

       (i) To apply for, pay premiums under, hold, or transfer annuity, endowment, life insurance, or other contracts issued by any insurance company. If annuity contracts are issued under the Plan, they may consist of, but not be limited to, individual annuities (both fixed and variable, immediate and deferred), group annuities, and deposit administration annuities or variations thereof (such as immediate participation guaranteed investment annuities and guaranteed return annuities). Monies also may be deposited in insurance company "investment only contracts," such as fixed amount, fixed period, and fixed interest investments, sometimes referred to as "bullet" investment contracts and "window" investment arrange-ments. If any life insurance policies are issued under the Plan to insure any death benefits provided hereunder, such life insurance policies shall not provide death benefits prior to retirement in excess of 100 times the anticipated monthly pension of the Participant. Such life insurance policies shall, at the direction of the Committee, be surrendered to the insurer for their cash value or transferred to the Participant under the terms of this Trust. At the retirement of the Participant, the Trustee shall convert the entire value of life insur-ance policies into cash or provide for a periodic income, but in no event shall any portion of such value be used to continue life insurance protection;

       (j) To invest and maintain Trust Fund assets in specific in-vestments permitted under this Trust as the Committee or its designee, in writing, may direct the Trustee;

       (k)  To invest and reinvest all or any part of the Trust
            Fund through the medium of any common, collective or commingled trust fund maintained by the Trustee that is qualified to accept investments from retirement plans qualified under the provisions of Section 401(a) of the Code and exempt from income taxation under the provisions of Section 501(a) of the Code and, during such period of time as an investment through such medium shall exist, such declaration of trust of such fund shall constitute a part of this Trust; and

       (l) To exercise all powers of trustees now or hereafter at any time conferred by law on trustees and lawfully in effect, to the extent that such powers are not contrary to the powers conferred under this Trust.

14.05 ACTION BY TRUSTEE. If more than one individual is appointed by the Company as Trustee, the Trustee shall take action by a majority vote of the individual trustees then in office. The action of such majority of the trustees, expressed either by a vote at a meeting or in writing without a meeting, shall constitute the action of the Trustee. It shall have the same effect for all purposes as if assented to by all of the trus-tees at the time in office. The Trustee may authorize one or more of the individual trustees to sign on its behalf any instructions, instruments, or other documents. No trustee who is a Participant or Beneficiary shall be entitled to vote on any matter pertaining solely to himself or herself.

14.06 DISTRIBUTIONS TO PARTICIPANTS. The Trustee, upon written in-structions from the Committee, shall pay benefits from the Trust Fund to Participants, Beneficiaries or Contingent Annui-tants in such amounts, and at such times, as the Committee directs. The Trustee shall be under no obligation to deter-mine proper payees or the amount of benefits to which any payee is entitled.

14.07 RECORDKEEPING. The Trustee shall keep accurate and detailed accounts of all investments, receipts and disbursements and other transactions hereunder; and all accounts, books and records relating thereto shall be open to inspection by the Company, and by any other entity, individual or group of individuals designated by the Company, at all reasonable times. Within 60 days following the close of each Plan Year, the Trustee shall file with the Company, and with any other entity, individual or group of individuals designated by the Company, a written account setting forth all investments, receipts and disbursements and other transactions effected by it during such Plan Year, and containing an exact descrip-tion of all securities purchased and sold, the cost or net proceeds of sale (excluding accrued interest paid or received) and showing the securities and investments held at the end of such Plan Year, and the cost of each item thereof as carried on the books of the Trustee, together with the current market value thereof. Upon the expiration of 90 days from the date of filing any such account, or upon the express approval by the Company, or by any other entity, individual or group of individuals designated by the Company, the Trustee shall be forever released and discharged from any liability or account-ability to anyone as respects the propriety of the acts or transactions, except for such acts or transactions as to which any recipient of the written account shall, within such 90-day period, file with the Trustee a written statement setting forth its exceptions or objections, and except for a loss of diminution of the Trust Fund resulting from the negligence, willful misconduct, or lack of good faith of the Trustee. The Trustee shall keep such other records and file with the Inter-nal Revenue Service and any other applicable federal or state agency such returns and other information concerning the Trust as may be required of the Trustee under the Code or other applicable law or regulation, or as directed by the Committee.

14.08 FINAL ACCOUNTING. In the case of the resignation or removal of the Trustee, there shall be a settlement of its accounts as of the effective date of such resignation or removal. Such settlement may be had either by judicial proceedings in any court of competent jurisdiction, or by agreement or settlement between the Trustee and the Company. Upon settlement of such accounts, the Trustee shall release all of its interest as Trustee in and to the Trust assets and shall execute all docu-ments necessary for that purpose; and it shall thereupon be discharged from further accountability for the Trust Fund.
       No person claiming to have any interest in the Plan or Trust, and no Participant, Beneficiary or representative of either, shall be a party to the settlement of any such accounts, and for all the purposes of such accounts, the Company shall be the representative of all persons claiming to have such interest. All the parties to the Plan and Trust shall be bound by the settlement of such accounts between the Trustee and the Company.

14.09 TRUSTEE'S COMPENSATION. Any corporate Trustee shall be en-itled to receive for its services hereunder such reasonable compensation as may be agreed to by the Trustee and the Com-pany. Such compensation may be paid from the assets of the Trust Fund or by the Employers, as determined by the Company.

14.10 PLAN AND TRUST EXPENSES. Any income taxes or other taxes of any kind whatsoever that may be levied or assessed upon or in respect of the Trust Fund, excluding only excise taxes imposed under Section 4975 of the Code, may be paid from the assets of the Trust Fund. Any transfer taxes incurred in connection with the investment and reinvestment of the assets of the Trust Fund, and all other fees and administrative ex-penses incurred by any person in connection with the admini-stration of the Plan or Trust, may be paid from the assets of the Trust Fund. The Company, in its sole discretion, shall determine whether any such amount shall be payable from the Trust Fund or by the Employers, and, if payable from the Trust Fund, shall direct the Trustee to that effect; provided, however, that all such amounts shall constitute a charge upon the Trust Fund until paid by another party.

14.11 TRUSTEE'S LIABILITY. The Trustee shall not be responsible in any way for the collection of contributions required under the Plan, the purposes of propriety of any distributions, or any similar action taken at the direction of a person who, pursuant to the provisions of the Plan or Trust, is authorized to direct the Trustee with respect to such action, provided the Trustee acts in accordance with the standards prescribed herein. The Employers shall at all times fully indemnify and save harmless the Trustee, its successors and assigns from any liability arising from distributions so made or actions so taken, from any liability arising out of the investment of any Trust assets pursuant to a Committee directive or order, and from any and all other liability whatsoever that may arise in connection with this Plan and Trust, except the obligation of the Trustee to perform the things to be done by it under this Trust, in accordance with the standards prescribed here-under. The Trustee shall be under no duty to take any action other than as herein specified with respect to the Trust, nor shall the Trustee be under a duty to defend or engage in any suit with respect to the Trust Fund unless properly indemni-ied by the Employers with regard to the expense of such legal action. The Trustee may from time to time consult with coun-sel and shall be fully protected in acting or relying upon the advice of such counsel. The Trustee shall be protected in acting or omitting to take any action, upon any written order, notice, request, consent, certification or other in-strument or paper believed by it to be genuine and to have been properly executed, so long as it acts in accordance with the standards prescribed herein. The Trustee shall not be liable for any act or failure to act of any predecessor or successor Trustee. Notwithstanding the foregoing, the Trus-tee shall be liable for the consequences of any act, or failure to act, that arise from its own negligence, willful misconduct, failure to act in good faith, or failure to comply with ERISA.

14.12 INVESTMENT MANAGER. The Committee may appoint one or more Investment Managers to manage, acquire and dispose of all or any part of the assets of the Trust Fund. Upon the effective date of the appointment of any Investment Manager, the Trustee shall be relieved of all responsibility and liability with respect to the management, acquisition and disposition of those assets under the control of the Investment Manager. To qualify as an "Investment Manager," a person must (i) qualify as an investment adviser that is registered under the Invest-ment Advisors Act of 1940, a bank, as defined in that Act, or an insurance company qualified to manage, acquire and dispose of plan assets under the laws of more than one state, and (ii) acknowledge in writing that it is a Plan Fiduciary.

14.13 CUSTODIAN. The Committee may appoint one or more financial institutions to serve as custodian of all or any part of the assets of the Trust Fund. Any such custodian must satisfy the requirements of Code Section 401(f), and will have no responsibility for the management, acquisition or disposition of such assets.

14.14 PROXY AND OTHER VOTING. If an Investment Manager is appointed to manage all or any part of the assets of the Trust Fund, such Investment Manager shall, with respect to such portion of the assets, vote stock and other votable investments through proxies or voting trusts, both on discretionary as well as ministerial matters. To the extent of any part of the assets of the Trust Fund not managed by an Investment Manager, the Committee or its designee shall exercise such responsibili-ties. The Committee may also elect to vote proxies with respect to assets of the Trust Fund managed by an Investment Manager. No other Plan Fiduciary or other entity or indi-vidual shall have any responsibility for the voting responsi-bilities delegated hereunder to Investment Managers and the Committee or its designee.

14.15 AMENDMENT OF TRUST PROVISIONS. The Board may amend the Trust provisions set forth herein at any time, and for any reason; provided, however, that the Board may appoint another entity, individual or group of individuals to act on its behalf with respect to one or more amendments and provided, further, that no amendment that affects the rights, responsibilities or duties of the Trustee adversely shall become effective with-out the written consent of the Trustee.

14.16 PLENARY POWER OF THE COMMITTEE. The powers granted to the Trustee under this Plan and Trust shall be exercised by the Trustee subject to the written directions of the Committee. The Trustee shall be under no duty to inquire into the propri-ety of such directions nor into their effect upon the Trust Fund or the beneficiaries thereof, nor to apply to a court for instructions, notwithstanding the fact that the Trustee has, or with reasonable inquiry should have, actual or con-structive notice that any action taken or omitted pursuant to, or as a result of, the exercise of such directive authority constitutes, or may constitute, a breach of the terms of the Plan or Trust or a violation of any law applicable to the investment of the funds hereunder. Any such direction so given the Trustee shall be deemed to be continuing until re-voked or modified by a subsequent direction in writing, not-withstanding the occurrence of any event or other development of which the Trustee has or should have knowledge. Subject to the limitations of Section 14.03, the Trustee shall not be liable or responsible for any loss resulting to the Trust Fund, or to any present or future beneficiary thereof, by rea-son of:

       (a) Any sale or investment made, or other action taken, pur-suant to and in accordance with such a direction; or

       (b) The retention of any asset, including cash, the acquisi-tion of retention of which has been directed as provided in this Section.

       In the absence of any direction contemplated in this Section, all powers and authorities conferred upon the Trustee under the provisions of this Article shall be exercised in the sole discretion of the Trustee.

14.17 EXCLUSIVE BENEFIT. The Plan and Trust have been created for the exclusive benefit of the Employers' employees and their beneficiaries. It is intended that the Plan satisfy the pro-visions of the Code that determine the qualification of em-ployees' pension plans, and that the Trust be exempt from tax under the Code. Under no circumstances shall any part of the principal or income under the Plan or Trust be used for, or diverted to, purposes other than the exclusive benefit of such employees and their beneficiaries. The Plan shall not be con-strued, however, as giving any employee or any other person any right, legal or equitable, against any Employer or any fiduciary of the Plan or Trust, or against the principal or income of the Plan or Trust, except as specifically provided for in this Plan.

                               ARTICLE XV

                      CLAIMS AND APPEALS PROCEDURES

15.01 FILING A CLAIM. A person who seeks benefits under the Plan (a "claimant") shall complete, execute and submit to the Com-mittee a written claim therefor on a form provided by the Committee. A claim is filed when such a form is received by the Committee.

15.02 DECIDING A CLAIM. The Committee shall decide a claim within a reasonable time after the claim is received, and shall have the right to require such evidence as reasonably may be neces-sary to decide the claim. If a claim is wholly or partially denied, the claimant shall be furnished a written notice set-ting forth the following:

       (a)  The specific reason or reasons for the denial;

       (b) Specific references to pertinent Plan provisions on which the denial is based;

       (c) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is neces-sary; and

       (d) Appropriate information on the steps to be taken if the claimant wishes to appeal the claim decision, including the period in which the appeal will be decided.

       The notice shall be furnished to the claimant within 90 days after receipt of the claim by the Committee, unless special circumstances require an extension of time for processing the claim. No extension shall be for more than 90 days after the end of the initial 90-day period. If an extension of time for processing is required, written notice of the extension shall be furnished to the claimant before the end of the initial 90-day period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which a final decision will be rendered.

15.03 APPEALING A CLAIM. If a claim is denied, the claimant may appeal the denial upon written application to the Committee. No appeal shall be considered unless it is received by the Committee within 90 days after receipt by the claimant of written notification of denial of the claim. The claimant may review documents pertinent to the appeal and may submit issues and comments in writing to the Committee. In addition, the claimant shall be granted a hearing before the Committee, at which hearing the claimant or a designated representative may present evidence on the claimant's behalf and will be con-fronted with all contrary evidence. The claimant may also request that the Company appoint a representative to act on his or her behalf at the hearing. If the claimant neither appears at the hearing (in person or through a representative) nor notifies the Committee of his or her inability to appear, the Committee may dismiss the appeal for lack of prosecution.

15.04 DECIDING AN APPEAL. The Committee shall decide an appeal within 60 days after the written application is received. However, if special circumstances require an extension of time for processing, a decision shall be rendered as soon as possible, but not later than 120 days after the appeal is received. If such an extension of time for deciding the appeal is required, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The Committee's decision shall be in writing and shall include specific reasons for the decision and specific references to the pertinent Plan provisions upon which the decision is based.

                               ARTICLE XVI

                        AMENDMENT AND TERMINATION

16.01 POWER TO AMEND. Sole power to amend the Plan shall reside in the Board, unless the Board delegates such power to ano-ther entity, individual, or group of individuals. The Plan may be amended at any time, and in any manner, provided that an amendment does not cause any part of the Trust Fund to be used for, or diverted to, any purpose other than the exclu-sive benefit of Participants and their Beneficiaries. The Plan may be amended retroactively to the extent necessary or advisable to conform with applicable law, including any quali-fication requirements under the Code, and, where not necessary or advisable to conform with applicable law, to the extent not prohibited by applicable law. Complete and absolute discre-tion is retained to change, on a retroactive or prospective basis, any rights that an Employee may have under the Plan, unless it is determined by the Board (or the entity, indivi-dual or group of individuals exercising amendment authority) that such a change would be violative of the Code or ERISA.

16.02 METHOD OF AMENDMENT. Any amendment of the provisions of this Plan shall be evidenced by a written instrument, signed by the authorized representative of the Board (or of the entity, in-dividual or group of individuals exercising amendment authori-
       ty). Except as otherwise provided in the written instrument of amendment, the changes made by any amendment shall apply only to Employees having at least one Hour of Service after the effective date or dates specified in the amendment.

16.03 POWER TO TERMINATE. The Board shall have the sole power to terminate the Plan, and it may terminate the Plan at any time and for any reason.

16.04 FULL VESTING. In the event of the complete or partial termi-nation of the Plan, the interest of each Participant affected by the complete or partial termination shall become 100% vested. The term "partial termination" is a term used under the Code, but not under ERISA, and nothing in this Plan or Trust shall give any Participant or Beneficiary the right to allege that a partial termination has occurred or that he or she has the right to become 100% vested as a consequence of any alleged partial termination or other facts and circum-stances.

16.05 DISPOSITION OF ASSETS UPON COMPLETE TERMINATION. In the event of the complete termination of the Plan, the Committee shall dispose of the assets of the Plan and Trust in accordance with applicable provisions of the Code and ERISA. Upon the satis-faction of all liabilities to Participants and Beneficiaries and payment of administrative expenses, the Company may direct the Committee to distribute any remaining assets to the Em-ployers, in such manner and at such times as determined by the Company.

16.06 TRANSFER OF LIABILITIES TO PBGC. In the event of a complete termination of the Plan, the Committee, in its sole discre-tion, may transfer responsibility for the payment of benefits to missing Participants and Beneficiaries to the Pension Bene-fit Guaranty Corporation.

16.07 SPIN-OFF OF EMPLOYER. No Employer shall be permitted to dis-continue its participation in this Plan, or to spin off any portion of the assets of the Plan, unless such Employer pro-vides at least 90 days' advance written notice to both the Company and the Committee, and the Company then consents in writing. In the event of any such discontinuation or spin-off, the Committee, in its sole and absolute discretion, shall determine the procedures to be followed and the amount of assets in the Trust, if any, to be spun off. No assets in excess of the amount necessary to satisfy the benefit lia-bilities of the affected Participants and their Beneficiaries, as determined by the Committee, in its sole discretion, shall be spun off unless the Committee, in its sole discretion, determines otherwise.

                              ARTICLE XVII

                              MISCELLANEOUS

17.01 GOVERNING LAW. The Plan and Trust shall be construed, en-forced and administered in accordance with the laws of the State of Missouri, to the extent not superseded by ERISA.

17.02 SEVERABILITY. In the event that any provision of the Plan or Trust shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provi-sions of the Plan and Trust, and the remaining provisions of the Plan and Trust shall be construed, enforced and adminis-tered as if the illegal or invalid provision had never been included.

17.03 HEADINGS. The headings in the Plan and Trust are included for the sake of convenience only. They shall be disregarded, to the extent inconsistent with any provision of the Plan or Trust.

     IN WITNESS WHEREOF, Paul Mueller Company has caused this January 1, 2000, Restatement of the Plan to be executed on its behalf this 27th day of January, 2000, and the individuals signing below agree to continue serving as Trustee of the Trust incident thereto.

                                        PAUL MUELLER COMPANY

                                        By:   /S/  DANIEL C. MANNA
                                            -------------------------
                                                 Daniel C. Manna
[Corporate Seal]                        Title:   President
                                               ----------------------
ATTEST:

By:    /S/  JO ELAINE SMAY
    --------------------------
         Jo Elaine Smay
Title:   Corporate Assistant
       -----------------------

                                        TRUSTEES

                                             /S/  DONALD E. GOLIK
                                        -----------------------------
                                               Donald E. Golik

                                            /S/  GERALD S. MILLER
                                        -----------------------------
                                               Gerald S. Miller

                                            /S/  MICHAEL W. YOUNG
                                        -----------------------------
                                               Michael W. Young

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